Akros Absolute Return Fund
a series of Trust for Professional Managers
615 East Michigan Street
Milwaukee, Wisconsin 53202

1-877-257-6748

Special Meeting of Shareholders to be held September 24, 2010

Dear Shareholder:

Your Board of Trustees has called a Special Meeting of Shareholders (the “Special Meeting”) of the Akros Absolute Return Fund (the “Akros Fund”), a series of Trust for Professional Managers (the “Trust”) which is scheduled for 10:00 a.m., Central time, on September 24, 2010 at the offices of the Akros Fund’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

The Trust’s Board of Trustees recommends that the Akros Fund be combined with the Quaker Akros Absolute Strategies Fund (the “Quaker Fund”), a series of the Quaker Investment Trust, in a tax-free reorganization (the “Reorganization”).  No sales charges or redemption fees will be imposed in connection with the Reorganization.

You are being asked to vote to approve an Agreement and Plan of Reorganization.  If approved by shareholders, you will become a shareholder of the Quaker Fund on the date that the Reorganization occurs.  Among other things, the accompanying document describes the proposed transaction and compares the strategies and expenses of Quaker Fund for your evaluation.

The Quaker Fund is a newly created fund with investment objectives, strategies and policies that are substantially similar to the Akros Fund.  The portfolio manager that currently manages the Akros Fund will continue to manage the portfolio as portfolio manager to the Quaker Fund using the same investment approach.

After careful consideration, the Trust’s Board of Trustees unanimously approved the Reorganization and recommends that each Akros Fund shareholder vote “FOR” the Reorganization.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed.  Your vote is very important to us regardless of the number of shares of the Akros Fund that you own.  Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly.  It is important that your vote be received by no later than the time of the Special Meeting on September 24, 2010.  You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided.  If you have any questions before you vote, please contact the Akros Fund by calling toll-free 1-877-257-6748.  We will get you the answers that you need promptly.

In addition to voting by mail you may also vote by either telephone or via the Internet as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.	(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.

(2) Call the 1-800 number that appears on your proxy card.	(2) Go to the website address printed on your proxy card.

(3) Enter the control number set forth on the proxy card and follow the simple instructions.	(3) Enter the control number set forth on the proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet by using the control number that appears on your enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings.  We have provided pre-addressed return envelopes for each, which require no postage if mailed in the United States.

We appreciate your participation and prompt response in this matter and thank you for your continued support.
Sincerely,

Joseph C. Neuberger
President
Trust for Professional Managers

Akros Absolute Return Fund
a series of Trust for Professional Managers
615 East Michigan Street
Milwaukee, Wisconsin 53202

1-877-257-6748

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF THE AKROS ABSOLUTE RETURN FUND

To Be Held on September 24, 2010

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Akros Absolute Return Fund, a series of the Trust for Professional Managers, will be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 on September 24, 2010, at 10:00 a.m., Central time.

At the Special Meeting you will be asked to consider and approve the following proposals:

(1)           To approve or disapprove the Agreement and Plan of Reorganization, providing for: (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Akros Absolute Return Fund, in exchange for shares of beneficial interest of the Quaker Akros Absolute Strategies Fund (the “Reorganization”); and (ii) the subsequent liquidation of the Akros Absolute Return Fund; and

(2)           To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

You may vote at the Special Meeting if you are the record owner of shares of the Akros Absolute Return Fund as of the close of business on August 26, 2010 (the “Record Date”).  If you attend the Special Meeting, you may vote your shares in person.  If you do not attend the Special Meeting, you may vote by proxy by completing, signing, and returning the enclosed proxy card by mail in the envelope provided or follow the instructions on the proxy card in order to vote by telephone or Internet as soon as possible.

Your vote is very important to us. If you have any questions, please contact Okapi Partners for additional information by calling toll-free 1-877-869-0171.

By order of the Board of Trustees of
Trust for Professional Managers

Rachel A. Spearo
Secretary

August 30, 2010

PROXY STATEMENT/PROSPECTUS

August 30, 2010

Akros Absolute Return Fund
a series of Trust for Professional Managers
615 East Michigan Street
Milwaukee, Wisconsin 53202

1-877-257-6748

PROSPECTUS FOR:

Quaker Akros Absolute Strategies fund

309 Technology Drive
Malvern, PA 19355
1-888-220-8888

INTRODUCTION

This combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Trustees of Trust for Professional Managers, a Delaware statutory trust (“TPM”), of which the Akros Absolute Return Fund (the “Acquired Fund”) is a separate investment series, for a Special Meeting of Shareholders (the “Special Meeting”).  The Special Meeting will be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, on September 24, 2010, at 10:00 a.m., Central time.  As more fully described in this Proxy Statement/Prospectus, the purpose of the Special Meeting is to vote on a proposed reorganization (the “Reorganization”) of the Akros Absolute Return Fund into the Quaker Akros Absolute Strategies Fund (the “Quaker Fund” or “Surviving Fund”), which is a series of the Quaker Investment Trust, a Delaware statutory trust (the “Quaker Trust”).

Because shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization (the “Plan”) that will result in transactions in which those shareholders will ultimately hold shares of the Quaker Fund, this Proxy Statement/Prospectus also serves as a Prospectus for the Quaker Fund.

This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know before voting on the Agreement and Plan of Reorganization.  A Statement of Additional Information (“SAI”) relating to this Proxy Statement/Prospectus, dated August 30, 2010, containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated herein by reference.  You may receive a copy of the SAI without charge by contacting the Akros Absolute Return Fund at 615 East Michigan Street, Milwaukee, WI 53202, or calling toll free 1-877-257-6748.

For more information regarding the Akros Absolute Return Fund, see the prospectus and SAI dated December 29, 2009, which have been filed with the SEC and which are incorporated herein by reference.  The annual report of the Akros Absolute Return Fund for the fiscal year ended August 31,

2009, which highlights certain important information such as investment results and financial information and which have been filed with the SEC, are incorporated herein by reference.  You may receive copies of the prospectuses, SAI and shareholder reports mentioned above without charge by contacting the Akros Absolute Return Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, or calling toll free 1-877-257-6748.

The Quaker Fund is a newly created fund and is not yet operational.  You may receive copies of the prospectus and SAI, both dated August 27, 2010 without charge by contacting the Quaker Fund, c/o U.S. Bancorp Fund Services, LLC, PO Box 701, Milwaukee, WI 53201-0701 or calling toll free 1-800-220-8888.

You can copy and review information about the Akros Absolute Return Fund and the Quaker Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090 or 1-800-SEC-0330. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street N.E., Washington, D.C. 20549-0102.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

 Page
SYNOPSIS	4
The Reorganization	4
Comparison of the Funds’ Investment Objectives and Strategies	4
Comparison of the Fund’s Principal Risks	6
Comparison of the Funds’ Portfolio Management	9
Comparison of Acquired Fund and Pro Forma Combined Fund Fees and Expenses	10
Comparison of the Funds’ Sales Load and Distribution Arrangements	11
Comparison of the Funds’ Purchase and Redemption Procedures; Exchange Procedures; Dividends, Distributions, and Pricing	12
INFORMATION ABOUT THE REORGANIZATION	13
Material Features of the Plan	13
Reasons for the Reorganization	14
Federal Income Tax Consequences	15
Shareholder Rights, Description of the Securities to be Issued	16
ADDITIONAL INFORMATION ABOUT THE SURVIVING FUND AND THE ACQUIRED FUND	17
Comparison of Fundamental Investment Policies	17
Performance Information	19
ADDITIONAL INFORMATION	20
Investment Adviser	20
Principal Underwriter	20
Fund Administration and Transfer Agency Services	20
Custodians	20
Independent Registered Public Accounting Firm	20
FINANCIAL HIGHLIGHTS	20
GENERAL INFORMATION	21
Solicitation of Votes	21
Quorum	21
Vote Required	22
Effect of Abstentions and Broker “Non-Votes”	22
Adjournments	22
Record Date and Outstanding Shares	22
PRINCIPAL SHAREHOLDERS	22
CONTROL PERSONS	23
APPENDIX A
Form of Agreement and Plan of Reorganization	A-1
APPENDIX B
Management’s Discussion of Fund Performance	B-1

SYNOPSIS

The Reorganization
The Reorganization involves the transfer of all of the assets and liabilities of the Acquired Fund to the Surviving Fund in exchange for Class A Shares of the Surviving Fund.  The transfer of assets by the Acquired Fund will occur at their then-current market value, as determined in accordance with the Acquired Fund’s valuation procedures.  Class A Shares of the Surviving Fund will be distributed to shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund.  After completion of the Reorganization, each shareholder of the Acquired Fund will own Class A Shares of the Surviving Fund equal in value to the current net asset value per share (“NAV”) of such shareholder’s shares of the Acquired Fund.  Additionally, after the completion of the Reorganization, the Acquired Fund will be liquidated and its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), will be terminated.

The Reorganization is intended to be a tax-free transaction for federal income tax purposes.  This means that shareholders of the Acquired Fund will become shareholders of the Surviving Fund without realizing any gain or loss for federal income tax purposes.  This also means that the Reorganization will be a tax-free transaction for the Surviving Fund.

The implementation of the Reorganization is subject to a number of conditions set forth in the Plan.  Among the more significant conditions is the receipt by the Funds of an opinion of counsel to the effect that the Reorganization will be treated as a tax-free transaction to the Funds and their shareholders for federal income tax purposes, as described further below. The Acquired Fund does not expect to sell securities held in the portfolio in connection with effectuating the Reorganization.  For more information about the Reorganization, see “Information About the Reorganization” below.

Quaker Funds, Inc., the investment manager of the Surviving Fund (the “Manager”), and Akros Capital, LLC, the investment adviser for the Acquired Fund and the sub-adviser to the Surviving Fund (“Akros Capital”), have undertaken to bear and pay all expenses related to the proxy solicitation.

For the reasons set forth below under “Information about the Reorganization – Reasons for the Reorganization,” the Board of Trustees, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), has concluded that the Reorganization would be in the best interests of the Acquired Fund, and therefore has submitted the Plan for approval to you, the shareholders of the Acquired Fund.  The Board recommends that you vote FOR the Reorganization.

Comparison of the Funds’ Investment Objectives and Strategies
Investment Objectives. The Acquired Fund investment objective is to seek to provide long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions.  The Surviving Fund’s investment objective is identical to the Acquired Fund.

Investment Strategies. The principal investment strategies of the Acquired Fund and the Surviving Fund are substantially similar.  The primary difference between the investment strategies of the two Funds is that unlike the Acquired Fund, the Surviving Fund’s principal investment strategies do not include investing in initial public offerings, private placements (also known as restricted securities), warrants, or aggressively lending portfolio securities, U.S. government securities, distressed securities, arbitrage trading, reverse repurchase agreements, or focusing investments in particular sectors.  In pursuing their investment objectives, the Funds both employ the following investment strategies:

Absolute return strategies seek positive returns regardless of market conditions. To achieve their investment objective, the Funds’ portfolio manager, will invest in securities, including common and preferred stock of companies of any size. The Funds may also invest up to 100% of their net assets in debt instruments, including convertible debt, options and futures, as well as privately negotiated options. The Funds may also invest up to 30% of their net assets in foreign securities, including American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”).  The Funds invest significantly (up to 20% of their net assets in satisfaction of margin requirements) in futures contracts on stock indexes, a wide variety of swap agreements, options on futures contracts and other financial instruments such as options on securities and stock index options. The maximum position of the Funds in stocks, either directly through stocks or indirectly through options, futures and swaps, will be limited to 125% of their net assets including borrowing.  The Funds use these investments to produce “leveraged” investment results, which generate returns that are more pronounced, both positively and negatively, than what would be generated on invested capital without leverage, thus changing small market movements into larger changes in the value of the investments.  The portfolio manager shall engage in a high level of trading in seeking to achieve the Funds’ investment objectives.

The Funds may invest in debt securities (up to 30% of their net assets) that fall below investment grade debt (securities rated below BBB by Standard & Poor’s Rating Service (“S&P”) or below Baa by Moody’s Investors Service, Inc. (“Moody’s”))— commonly referred to as “junk bonds.”  However, the Funds will not invest in debt securities rated below D by S&P or Moody’s. The maturities and durations of the fixed-income securities will vary widely depending on market conditions, the quality of the securities in which the Funds are invested, and where the Funds’ portfolio manager believes the markets are in the investment cycle.

Additionally, the Funds may invest in asset-backed securities, such as automobile receivables, credit-card receivables, equipment leases, health-care receivables, home-equity loans, litigation-finance notes and student loans, as well as mortgage-backed securities and Federal Home Loan Bank securities, and other fixed-income securities of higher credit quality, and derivative securities of traditional fixed-income instruments .

To achieve their objectives, the portfolio manager may use derivative transactions and arbitrage investment strategies, and may change over time as new instruments and techniques are introduced or as a result of regulatory or market developments. For hedging purposes, the portfolio manager may simultaneously take long and short positions on similar securities for which there exists an attractive spread to their relative valuations.

The Funds will invest substantially in derivatives that may involve a sizeable amount of economic leveraging that will cause returns to be volatile.

                Akros Capital invests mainly in common stocks of U.S. and non-U.S. companies. Investments in equity securities (growth or value stocks or both) are of companies of any size.  Akros Capital may consider, among other things, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments.  Akros Capital also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.  Akros Capital may also invest in fixed income securities of short- to long-term maturities that are either investment-grade or below investment-grade in quality.  Akros Capital may also invest in other fixed income securities, such as mortgage-backed investments.  When deciding whether to buy or sell fixed income instruments, Akros Capital may consider, among other things, credit, interest rate, and prepayment risks, as well as general market conditions.  Akros Capital may also select other investments that do not fall within these asset classes.

Both Funds are non-diversified, which means they have the flexibility to invest as much as 50% of their respective assets in as few as two issuers, with no single issuer accounting for more than 25% of a Fund.  The remaining 50% of a Fund must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer.  Because a non-diversified fund may invest its assets in fewer issuers, the value of fund shares may increase or decrease more rapidly than if the fund were fully diversified.

Comparison of the Funds’ Principal Risks
The Acquired Fund and Surviving Fund are both subject to the following principal risks:

•
Management Risk. The ability of the Fund to meet its investment objective is directly related to the Fund’s investment strategies for the Fund. Your investment in the Fund varies with the effectiveness of Akros Capital’s research, analysis and asset allocation among portfolio securities. If Akros Capital’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

•
Market Risk. Different types of stocks tend to shift into and out of favor with market investors, depending on market and economic conditions.  For instance, from time to time the stock market may not favor growth-oriented stocks or the stocks of large capitalization companies.  Rather, the market could favor value stocks or the stocks of smaller companies, or the market may not favor equity securities at all during a certain time.  Accordingly, as this Fund may change its investment focus between growth and value or between large and small-cap stocks, , performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

•
Common Stock Risk.  Risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence or instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•
Small- and Mid-Cap Company Risk.  Investing in small and medium-size companies, even indirectly, may involve greater volatility than investing in larger and more established companies.  Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.  Securities of those companies may have limited market liquidity, and their prices may be more volatile.

•
Large-Cap Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Foreign Securities Risk. To the extent that the Fund invests in securities of foreign companies, including ADRs and EDRs, the Fund is subject to foreign securities risk.  Foreign companies may not be subject to the regulatory requirements of U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes; and foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values.

•
Credit Risk.  Debt obligations are generally subject to the risk that the issuer will default on interest or principal payments.  Adverse changes in the creditworthiness of an issuer can have an adverse effect on the value of the issuer’s securities.  Investments in below investment grade debt are considered to be more speculative and susceptible to credit risk than higher quality fixed income securities.

•
Interest Rate Risk.  Fixed-income securities are subject to the risk that the securities could lose value because of interest rate changes.  For example, bonds tend to decrease in value as interest rates rise.  Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

•
Mortgage-Backed and Asset-Backed Securities Risk.  Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the Fund would have to invest at lower interest rates. Conversely, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates.

•
Short Selling Risk.  Positions in shorted securities are speculative and more risky than long positions (purchases).  When a Fund engages in short selling, it sells a security it does not own in anticipation of being able to buy that security later at a lower price.  If the price of the security increases, the Fund loses money.  Further, during the time when the Fund has shorted the security, the Fund must borrow that security in order to make delivery on the previous sale, which raises the cost to the Fund. Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss.  Short sale strategies are often categorized as a form of leveraging or speculative investment.  The use of leverage may multiply small price movements in securities into large changes in value.  As a result of using leverage, the Fund’s price may be more volatile than if no leverage were used. Positions in shorted securities are speculative and more risky than long positions.  You should be aware that any strategy that includes selling securities short could suffer significant losses.

•
Leverage Risk.  The use of leverage (i.e., borrowing) may multiply small price movements in securities into large changes in value.  As a result of using leverage, the Fund’s price may be more volatile than if no leverage were used.

•
Derivative Instruments Risk.  Derivatives involve substantial risk, because a relatively small change in the security or index underlying a derivative can produce a disproportionately large profit or loss.  If the Fund has a derivative investment that begins to deteriorate, there may be no way to sell it and avoid further losses, because no buyer may be available.  In addition, the securities underlying some derivatives may be illiquid.  The Fund may be forced to hold a position until exercise or expiration, which could result in losses.

•
Swap Agreement Risk. The Fund may enter into equity, interest rate, index and currency rate swap agreements.  A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party. Such investments may become illiquid.

•
Portfolio Turnover Risk.  Because the Fund has a very high portfolio turnover, it will incur significant additional costs due to brokerage commission expenses (and dealer spreads built into the cost of securities) than those incurred by a fund with a lower portfolio turnover rate.  These additional expenses will substantially reduce the Fund’s total return, and the Fund therefore must significantly outperform the market in order to generate a return comparable to market returns.  The higher portfolio turnover rate may result in the realization for federal income tax purposes of additional net capital gains, which also may result in substantial ordinary income to shareholders and negatively affect the Fund’s after-tax performance.

•
Non-Diversification Risk. The Fund is not a “diversified” fund, which means the Fund may allocate its investments to a relatively small number of issuers or to a single industry, making it more susceptible to adverse developments of a single issuer or industry.  As a result, investing in the Fund is potentially more risky than investing in a diversified fund that is otherwise similar to the Fund.

•
Shares of Other Investment Companies. The Fund may invest in shares of other investment companies, including ETFs, as a means to pursue its investment objective. Federal law generally prohibits a Fund from acquiring shares of an investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of such investment company’s total outstanding shares. This prohibition may prevent the Fund from allocating its investments in an optimal manner. As a result of this policy, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares. You will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

•
Aggressive Investment Risk. The Fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales (which involve the risk of an unlimited increase in the market of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions. The absolute return strategies employed by the Fund generally will emphasize hedged positions rather than non-hedged positions in securities and derivatives in an effort to protect against losses due to general movements in market prices. However, no assurance can be given that such hedging will be successful or that consistent absolute returns will be achieved.

In addition, the Acquired Fund is subject to the following principal risks:

•
Sector Risk. The Fund may concentrate its investments within one industry or sector among a broad range of industries or sectors. Events may occur that impact that industry or sector more significantly than the securities market as a whole. For example, some industries or sectors may lose favor with the investing public and fall rapidly in value due to news events that quickly affect the market’s perception of the industry or sector. As a result, the value of these investments may be subject to greater market fluctuations than investments in a broader range of securities. Furthermore, each industry or sector possesses particular risks that may not affect other industries or sectors.

•
U.S. Government Obligations. The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on

U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

•
Prepayment Risk. Many types of debt instruments are subject to prepayment risk. Prepayment occurs when the issuer of an instrument can repay principal prior to the security’s maturity. Instruments subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt instrument can be difficult to predict and result in greater volatility.

•
Warrant Risk. The Fund may invest in warrants, which are derivative instruments that permit, but do not obligate, the holder to purchase other securities. Warrants do not carry with them any right to dividends or voting rights. A warrant ceases to have value if it is not exercised prior to its expiration date.

•
Privately Negotiated Options Risk. The Fund intends to invest in privately negotiated options. Each privately negotiated option will be based on an asset or a basket of securities selected by the Fund. The counter-party to each privately negotiated option will typically be a financial institution (or an affiliate of a financial institution) that is experienced in the field of alternative investments. Upon expiration or termination of a privately negotiated option, the Fund will be entitled to a cash payment from the counterparty if the value of the asset or basket at that time is favorable to the Fund in comparison to the exercise price for the privately negotiated option. As with more traditional options, privately negotiated options will allow for the use of economic leverage. Although the Fund will not be exposed to risk of loss in excess of its payment for a privately negotiated option, the Fund may incur losses that are magnified by the use of leverage and the payment of fees to the counter-party. The Fund will also be exposed to the risk that the counter-party is unable to pay the settlement price upon the termination or expiration of a privately negotiated option. Under the supervision of the Board of Trustees, the Fund will determine whether investments in privately negotiated options are illiquid. The Fund is restricted to investing no more than 15% of its total assets in securities that are illiquid.

•
Reverse Repurchase Agreement Risk. The Fund may invest in reverse repurchase agreements, which involve a sale of a security to a bank or securities dealer and the Fund’s simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in a loss to the Fund. Reverse repurchase agreements are a form of leverage, which also may increase the volatility of the Fund.

•
Initial Public Offerings Risk. The Fund may purchase securities of companies in initial public offerings. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without unfavorable impact on prevailing market prices. Some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

•
Private Placements and Restricted Securities Risk. The Fund may invest in restricted securities (securities with limited transferability under the securities laws) acquired from the issuer in “private placement” transactions. Private placement securities are not registered under the Securities Act. They offer attractive investment opportunities not otherwise available on the open market. However, private placements and other restricted securities cannot be resold without registration under the Securities Act or pursuant to an exemption, such as Rule 144A. Rule 144A securities are securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers, such as the Fund, under Rule 144A under the Securities Act. Under the supervision of the Board of Trustees, the Fund will determine whether securities purchased under Rule 144A are illiquid. The Fund is restricted to investing no more than 15% of its total assets in securities that are illiquid. If it is determined that other qualified institutional buyers are unwilling to purchase these securities, the percentage of the Fund’s assets invested in illiquid securities would increase.

•
Securities Lending. The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.

•
Arbitrage Trading Risk. The principal risk associated with the Fund’s arbitrage investment strategies are that the underlying relationships between securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses.

•
Distressed Securities Risk. Some of the risks involved with distressed securities include legal difficulties and negotiations with creditors and other claimants that are common when dealing with distressed companies. Because of the relative illiquidity of distressed debt and equity, short sales are difficult. Some relative value trades are possible, selling short one class of a distressed company’s capital structure and purchasing another. Among the many risks associated with distressed investing are the time lag between when an investment is made and when the value of the investment is realized and the legal and other monitoring costs that are involved in protecting the value of the Fund’s claims.

Comparison of the Funds’ Portfolio Management
Akros Capital has served as the Acquired Fund’s investment adviser since its inception.  Brady T. Lipp of Akros Capital has been responsible for the day-to-day management of the Acquired Fund’s portfolio since its inception.  Mr. Lipp founded Akros Capital in 2003 and serves as its Managing Principal and Chief Executive Officer.  Prior to founding Akros Capital, Mr. Lipp was a Managing Director at Credit Suisse Asset Management from 1999 to 2003 and a member of the global post-venture capital investment team, which focused on publicly traded stocks that had professional private-equity backing.  He also served as a Managing Director at Warburg Pincus Asset Management from 1994 to 1999 and was an institutional relationship manager at Strong Capital Management from 1987 to 1994.  Mr. Lipp has managed accounts using a similar style to the Fund since January 2004.

Following the Reorganization, the Manager will serve as the Surviving Fund’s investment manager and Akros Capital will serve as its sub-adviser.  Mr. Lipp will serve as the Surviving Fund’s portfolio manager.  The Manager is responsible for recommending to the Surviving Fund’s Board of Trustees whether to hire, terminate or replace sub-advisers to the Surviving Fund, and will oversee the Surviving Fund’s sub-adviser, Akros Capital.  Akros Capital will have discretionary responsibility for investment of the assets and the portfolio management of the Surviving Fund.  The Manager has entered into a sub-advisory agreement with Akros Capital and will compensate Akros Capital out of the investment advisory fees it will receive from the Surviving Fund.

Comparison of Acquired Fund and Pro Forma Combined Fund Fees and Expenses
The following table sets forth: (i) the fees and expenses of the Acquired Fund as of August 31, 2009; and (ii) the estimated fees and expenses of the Class A Shares of the Surviving Fund on a pro forma basis after giving effect to the Reorganization, based on pro-forma combined assets as of May 31, 2010.  (The fees and expenses for the Surviving Fund are not shown because it had not commenced operations as of the date of this Proxy Statement/Prospectus.)

Shareholder Fees1 (fees paid directly from your investment)	Acquired Fund	Pro Forma Combined Fund after the Reorganization–Quaker Fund (Class A Shares)
Maximum Sales Charge (Load) Imposed on Purchases	None	5.50%1
Redemption Fee	1.00%	none
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Investment Advisory Fees	1.00%	1.25%
Distribution (12b-1) Fees	0.25%	0.25%
Shareholder servicing fee	0.10%	none

Dividends on Short Positions and Interest Expense	0.04%	0.04%
Other Expenses	6.13%	0.43%
Total Other Expenses	6.17%	0.47%
Acquired Fund Fees and Expenses2	0.07%	0.07%
Total Annual Fund Operating Expenses	7.59%	2.04%
Fee Reduction and/or Expense Reimbursement3	(5.49%)	0.05%
Net Annual Fund Operating Expense	2.10%	1.99%

1
The front-end sales charge will be waived for all Acquired Fund shareholders receiving Surviving Fund shares in connection with the Reorganization and any future purchases of Class A Shares of the Surviving Fund made by shareholders of the Acquired Fund, including reinvested dividends.

2
The “Total Annual Fund Operating Expenses” will not correlate to the ratio of expenses to average net assets in the Acquired Fund’s Financial Highlights, which reflect operating expenses and do not include “Acquired Fund Fees and Expenses.”  Acquired Fund Fees and Expenses for the Surviving Fund are based on estimated amounts for the current fiscal year.

3
Pursuant to an operating expense limitation agreement between the Acquired Fund and Akros Capital, Akros Capital has agreed to waive its fees and/or absorb expenses of the Acquired Fund to ensure that Total Annual Fund Operating Expenses (excluding dividends on short positions, interest expense and Acquired Fund Fees and Expenses) do not exceed 1.99% of the Acquired Fund’s average annual net assets until August 31, 2010 and for an indefinite period thereafter (the “Fee Waiver Agreement”). This Fee Waiver Agreement can be terminated at any time by, or with the consent of, the Acquired Fund’s Board of Trustees. Akros Capital is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Acquired Fund expenses it paid for the prior three fiscal years, so long as the reimbursement does not cause the Acquired Fund’s operating expenses to exceed the expense cap.  Additionally, the Manager and Akros Capital have contractually agreed to a Fee Waiver and Expense Assumption Agreement (the “Assumption Agreement”) for a one-year period from August 27, 2010 to August 31, 2011.  Pursuant to the terms of the Assumption Agreement, the Adviser has agreed to waive its management fees and/or assume expenses to the extent necessary to reduce the Quaker Fund's Total Annual Fund Operating Expenses (excluding 12b-1 fees) when they exceed 1.74% of the Fund’s average daily net assets.  As with the Fee Waiver Agreement, the Manager and Akros Capital are permitted to seek reimbursement from the Quaker Fund, subject to certain limitations, for fees waived and Quaker Fund expenses they paid for the prior three fiscal years, so long as the reimbursement does not cause the Quaker Fund’s operating expenses to exceed the expense cap.

Expense Example. The following Expense Examples are intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Quaker Fund.  Each Example assumes that you invest $10,000 in each Fund for the time period indicated and then redeem all of your shares at the end of those periods.  Each Example also assumes that your investment has a 5% return each year.  These are examples only, and do not represent future expenses, which may be greater or less than those shown below.

	1 Year	3 Years	5 Years	10 Years

Acquired Fund	$213	$658	$1,129	$2,431

Pro Forma – Quaker Fund after Reorganization1	$746	$1,154	$1,588	$2,789

1
The pro forma expense example shown above does not reflect the waiver of the Class A Shares front-end sales load for Acquired Fund shareholders who will receive Surviving Fund shares in connection with the Reorganization.  If the pro forma expense example reflected the waiver of the Class A Shares front-end sales load for Acquired Fund shareholders, the 1 year, 3 years, 5 years, and 10 years expenses would be as follows:  $202; $640; $1,098; and $2,369, respectively.

The projected post-Reorganization pro forma Annual Fund Operating Expenses and Expense Examples presented above are based on numerous material assumptions, including that certain fixed costs involved in operating the Acquired Fund will be eliminated.  Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of the Surviving Fund’s assets, many of which are beyond the control of the Surviving Fund, the Manager, and Akros Capital.

Comparison of the Funds’ Sales Load and Distribution Arrangements
The Acquired Fund currently offers one class of shares, which does not charge a front-end sales load at the time of purchase or a contingent-deferred sales load at the time of redemption.  The Acquired Fund charges a Rule 12b-1 fee of 0.25% of the Fund’s average daily net assets and a shareholder servicing fee of 0.10% of the Fund’s average daily net assets.

The Surviving Fund offers three classes of shares:  Class A, Class C, and Institutional Class.  The Surviving Fund’s Class A Shares charge a front-end sales load of 5.50% at the time of purchase.  This load will be waived for the Acquired Fund shareholders who receive Class A Shares of the Surviving Fund in connection with the Reorganization.  The front-end sales load applicable to Class A Shares of the Surviving Fund will not be charged for the shares received in the Reorganization or for future purchases of shares of the Surviving Fund made by shareholders of the Acquired Fund.

The Surviving Fund’s Class C Shares do not charge front-end or contingent deferred sales loads.  The Surviving Fund’s Class A and Class C Shares have each adopted plans pursuant to Rule 12b-1 under the 1940 Act.  Pursuant to the plans, the Class A and Class C Shares of the Surviving Fund may pay certain third parties fees at an annual rate of up to 0.25% and 1.00%, respectively, of their average daily net assets for the provision of distribution and/or shareholder support services.  The Surviving Fund’s Class A and Class C shares do not assess a shareholder servicing fee. The Surviving Fund’s Institutional Class Shares do not charge front-end or contingent deferred sales loads or shareholder servicing fee, and have not adopted a plan pursuant to Rule 12b-1.

Comparison of the Funds’ Purchase and Redemption Procedures; Exchange Procedures; Dividends, Distributions and Pricing
Procedures for purchasing and selling shares of the Surviving Fund are similar to those of the Acquired Fund.  The Surviving Fund also permits shareholders to exchange shares of the Surviving Fund with other funds of the Quaker Trust.  Both Funds permit the purchase of shares through the mail, by wire transfer, or through financial intermediaries.  However, the Acquired Fund requires a minimum initial investment of $2,500.  The Surviving Fund requires a minimum initial investment of $2,000 ($1,000 for qualified retirement accounts) and $100 for subsequent share purchases.

Generally, Quaker Fund shares may be exchanged for the same share class of any other Fund of the Quaker Trust without incurring any additional sales charges.  In addition, shareholders of Class A Shares of a Quaker Fund may exchange into Class A Shares of First American Prime Obligations Fund and Class C Shares of a Quaker Fund may exchange into Class C-A of First American Prime Obligations Fund, without incurring any additional sales charges (Class A Shares and Class C-A Shares of First American Prime Obligations Fund will be referred to herein as the “Money Market Account shares”).  Money Market Account shares are available only as an exchange option for Quaker Fund shareholders.  Money Market Account shares acquired through an exchange may be exchanged back into Quaker Fund shares without the imposition of an additional sales load.  An exchange involves the simultaneous redemption of shares of one fund of the Quaker Trust and purchase of shares of another fund of the Quaker Trust at each fund’s respective closing NAV next determined after a request for exchange has been received, and is a taxable transaction.

Additionally, both Funds intend to pay out as dividends substantially all of its net income and capital gains annually.

The Funds determine their NAVs as of the close of regular trading hours on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time).  For each share class of each Fund, the net asset value is determined by dividing the total net assets (i.e., assets minus liabilities) attributable to that share class by the number of outstanding shares for that class of shares.  Both Funds have adopted procedures for valuing portfolio assets when market quotations are not readily available.  These procedures provide that securities and assets for which market quotations are not readily available may be valued based upon valuation methods that include, among other things: (i) multiple of earnings; (ii) yield to maturity with respect to debt issues; (iii) discounts from market prices of similar freely traded securities; or (iv) a combination of these methods. The table below describes how each Fund prices its shares and values its portfolio securities.

Acquired Fund	Surviving Fund
Share Price. Your share price will be the next NAV per share calculated after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order. “Good order” means that your purchase request includes:
• the name of the Fund;
• the dollar amount of shares to be purchased;
• your account application or investment stub; and
• a check payable to “Akros Absolute Return Fund.”

Share Price.  When you buy shares, you pay the “offering price” for the shares.  The “offering price” includes any applicable sales charge, and is determined by dividing the NAV by an amount equal to 1 minus the sales charge applicable to the purchase.  The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares.

Fair Valuation. When market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value.

Fair Valuation.  The Fund expects to price most of its securities based on the current market values.  Securities and assets for which market quotations are not readily available will be valued at fair value.  The Fund has adopted fair valuation procedures to value securities at fair market.  Securities may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time the Fund calculates its NAV because an event had occurred since the closing prices were established on the domestic or foreign exchange or market but before the Fund’s NAV calculation.

INFORMATION ABOUT THE REORGANIZATION

Material Features of the Plan
The Plan sets forth the terms and conditions of the Reorganization.  Certain provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a form of which is attached as Appendix A to this Proxy Statement/Prospectus.

At the consummation of the Reorganization, which is expected to occur at the close of business on or about October 1, 2010 (the “Effective Time”), all of the assets and liabilities of the Acquired Fund’s shares will be transferred to the Surviving Fund in exchange for Class A Shares of the Surviving Fund, such that at and after the Effective Time, the assets and liabilities of the Acquired Fund will become the assets and liabilities of the Surviving Fund.  The transfer of assets by the Acquired Fund will occur at their then-current market value, as determined in accordance with the Acquired Fund’s valuation procedures.  Class A Shares of the Surviving Fund will be distributed to shareholders of the Acquired Fund in exchange for the Acquired Fund.  After completion of the Reorganization, each shareholder of the Acquired Fund will own Class A Shares of the Surviving Fund equal in value to the current NAV of such shareholder’s shares of the Acquired Fund.  The front-end sales load applicable to Class A Shares of the Surviving Fund will not be charged for the shares received in the reorganization or for future purchases of shares of the Surviving Fund made by shareholders of the Acquired Fund.  Following the completion of the Reorganization, the Acquired Fund will be liquidated and terminated under the 1940 Act.

The Plan provides that the Acquired Fund’s Board of Trustees will declare a dividend or dividends, as necessary, with respect to the Acquired Fund prior to the Effective Time.  This dividend, together with all previous dividends, will have the effect of distributing to the shareholders of the Acquired Fund all undistributed ordinary income earned and net capital gains recognized up to and including the time at which the Acquired Fund’s NAV is determined for purposes of the Reorganization (the “Valuation Date”).  The shareholders of the Acquired Fund will recognize ordinary income and capital gain with respect to this distribution and such income and gain may be subject to federal, state and/or local taxes.

The stock transfer books of TPM with respect to the Acquired Fund will be permanently closed as of the close of business on the Valuation Date, which is the day immediately preceding the Effective

Time.  Redemption requests received thereafter by TPM with respect to the Acquired Fund will be deemed to be redemption requests for shares of the Surviving Fund issued pursuant to the Plan.  If any shares of the Acquired Fund are represented by a share certificate, the certificate must be surrendered to TPM’s transfer agent for cancellation before the Surviving Fund shares issuable to the shareholder pursuant to the Plan will be issued.  Any special options relating to a shareholder’s account in the Acquired Fund will transfer over to the Surviving Fund without the need for the shareholder to take any action.

The Reorganization is subject to a number of conditions, as set forth in the Plan.  TPM, by consent of its Board or an officer authorized by the Board, may waive any condition to the obligations of the Acquired Fund or the Surviving Fund under the Plan.  The Plan may be terminated, and the Reorganization abandoned, at any time prior to the Closing: (i) by mutual consent by TPM and the Quaker Trust; (ii) by the Quaker Trust if certain conditions have not been fulfilled, or waived by it; and (iii) by TPM if certain conditions have not been fulfilled, or waived by it.  The Plan provides further that the Plan may be amended only by mutual consent of TPM and the Quaker Trust in writing.

The Manager and Akros Capital have undertaken to bear and pay all expenses associated with the Reorganization, including, without limitation, the costs of legal and audit services in connection with the Reorganization, and of printing and mailing this Proxy Statement/Prospectus.

Reasons for the Reorganization
The Acquired Fund’s Board considered the Reorganization at a meeting held on June 30, 2010, and approved the Plan.  In considering the Plan, the Board received information from representatives of the Quaker Trust and Akros Capital, LLC detailing the Reorganization, including: (i) the specific terms of the Plan, including information regarding comparative expenses; (ii) the proposed plans for ongoing management, distribution and operation of the Surviving Fund; (iii) the management, financial position and business of the Manager and its affiliates; and (iv) the impact of the Reorganization on the Acquired Fund and its shareholders.  In approving the Reorganization, the Board of the Acquired Fund determined that (i) participation in the Reorganization is in the best interest of the Acquired Fund’s shareholders; and (ii) the interests of the Acquired Fund’s shareholders will not be diluted as a result of the Reorganization.

In making this determination, the Board of the Acquired Fund considered a number of factors.  It noted that the Acquired Fund’s asset base remained.  Since inception, the Acquired Fund’s expense ratio had been capped at 1.99% (excluding certain expenses) as a percentage of average daily net assets.  This cap was made possible by the willingness of Akros Capital to waive its management fee, pay some of the Acquired Fund’s expenses, and reimburse the Acquired Fund for certain other expenses.  As a result, during the Acquired Fund’s existence, Akros Capital has incurred significant losses and has indicated to the Acquired Fund’s Board that it was likely that it would not be able to continue to subsidize the Acquired Fund’s operating costs.  As a result, the Acquired Fund’s Board of Trustees concluded that if the Acquired Fund had to pay the full cost of its operations without Akros Capital’s fee waivers and expense reimbursements, the Acquired Fund’s shareholders would have to pay significantly higher annual fund operating expenses, which could, in turn, make investment in the Acquired Fund unattractive.

In reaching its conclusions, the Board of the Acquired Fund noted that:

•	The investment objectives of the Acquired Fund and Surviving Fund are identical;
•	The strategies and risks of the Acquired Fund and the Surviving Fund are substantially similar;
•	The Acquired Fund’s investment adviser and portfolio manager will serve as the sub-adviser and portfolio manager for the Surviving Fund;

•	The total expense ratio of the Surviving Fund is expected to be less than the total expense ratio of the Acquired Fund;
•	The future prospects of the Acquired Fund if the Reorganization were not effected;
•	Shareholders of the Acquired Fund will have the opportunity to diversify into a broad range of investments through the exchange privilege with the other funds of Quaker Trust;
•	Shareholders of the Acquired Fund will likely benefit from economies of scale as a result of the Manager’s efforts to increase the size of the Surviving Fund;
•	The Reorganization is intended to be tax-free for federal income tax purposes for shareholders of the Acquired Fund; and
•	The Acquired Fund’s shareholders will not bear any costs of the Reorganization.

Federal Income Tax Consequences
Each Fund intends to qualify as of the Effective Time as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”).  Accordingly, each of the Funds has been, and expects to continue to be, relieved of all or substantially all federal income taxes.

The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service and published judicial decisions, all of which are subject to change. Based on certain assumptions made and representations to be made on behalf of the Acquired Fund and the Surviving Fund, it is expected that Stradley Ronon Stevens & Young, LLP will provide a legal opinion for federal income tax purposes to the effect that:

•	the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code;

•
No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to, and assumption of its liabilities by, the Surviving Fund in exchange solely for the Surviving Fund shares or on the distribution of the Surviving Fund shares to the Acquired Fund’s shareholders;

•
No gain or loss will be recognized by the Surviving Fund upon the receipt by it of all of the assets of the Acquired Fund in exchange solely for shares of the Surviving Fund and the assumption by the Surviving Fund of the liabilities of the Acquired Fund;

•	No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their Acquired Fund shares solely for shares of the Surviving Fund;

•	The basis of the Surviving Fund shares received by the shareholders of the Acquired Fund will be the same as the basis of the Acquired Fund shares surrendered in exchange therefor;

•	The holding period of the Surviving Fund shares received by the shareholders of the Acquired Fund will include the holding period of the Acquired Fund shares surrendered in exchange therefor; and

•	The Surviving Fund will succeed to and take into account any capital loss carryovers and certain other tax attributes of the Acquired Fund.

Neither TPM nor Quaker Trust has sought a tax ruling from the Internal Revenue Service (“IRS”).  Opinions of counsel are not binding upon the IRS or the courts.  If the Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Surviving Fund and each shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Surviving Fund it receives.

Dividend. Prior to the closing of a Reorganization, the Acquired Fund will distribute to its shareholders any undistributed income and gains to the extent required to avoid entity level tax or as otherwise deemed desirable.

General Limitation on Capital Losses.  Capital losses of a fund can generally be carried forward to each of the eight (8) taxable years succeeding the loss year to offset future capital gains, subject to an annual limitation if there is a more than 50% “change in ownership” of a fund.  If, as is anticipated, at the time of the closing of the Reorganization the Surviving Fund has either no assets or nominal assets incident to its organization, there will be no change of ownership of the Acquired Fund on a combined basis post-Reorganization.  Thus, no annual limitation will apply to use of the Acquired Fund’s capital loss carryovers, if any, as a result of the Reorganization.  However, the capital losses of the Surviving Fund, as the successor in interest to the Acquired Fund, may subsequently become subject to an annual limitation as a result of sales of Surviving Fund shares or other reorganization transactions in which the Surviving Fund might engage post-Reorganization.

In addition, if the Surviving Fund changes its fiscal year end following the consummation of a Reorganization, the short taxable year resulting from such a change in fiscal year is counted as one full year for purposes of the eight year carryforward period for capital losses. This might cause the capital loss carryovers, if any, of the Surviving Fund to expire earlier than they otherwise would.

Tracking Your Basis and Holding Period; State and Local Taxes.  After the Reorganization, shareholders will continue to be responsible for tracking the adjusted tax basis and holding period for shares for federal income tax purposes.  You should consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances.  You should also consult your tax advisor about the state and local tax consequences, if any, of the Reorganization because this discussion only relates to the federal income tax consequences.

Shareholder Rights, Description of the Securities to be Issued
The Acquired Fund is organized as a series of TPM, which is a trust organized under the laws of the State of Delaware.  The Surviving Fund is organized as a separate series of the Quaker Trust, which is a Massachusetts business trust.  Each Fund is authorized to issue an unlimited number of shares of beneficial interest.  The shares of the Acquired Fund have a par value of $0.001 per share while the shares of the Surviving Fund have a par value of $0.01 per share.  The operations of the Acquired Fund and the Surviving Fund are governed by their trust documents; by-laws; and Delaware and Massachusetts state law, respectively.  Each Fund must also adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws.

Each of the Funds is governed by a board of trustees.  The composition of the boards of trustees differs between the two funds, both in terms of membership and the number of independent trustees.  Both Funds indemnify their respective trustees and officers against liabilities and expenses incurred in connection with their proceedings relating to their positions with the Funds, except if the trustee or officer would otherwise be subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Under TPM’s trust agreement, the Acquired Fund’s shareholders have the power to vote only for: (a) the election of Trustees; (b) the removal of Trustees; (c) the approval of any investment advisory or management contract; (d) the termination of the Trust; (e) the amendment of the declaration of trust as required by law or the Acquired Fund’s registration statement, or submitted by the Board of Trustees; and (f) such additional matters relating to TPM as may be required by law, the declaration of trust or any registration of TPM with the SEC or any state, or as the Trustees may consider desirable.

Under Quaker Trust’s declaration of trust, the Surviving Fund’s shareholders have to the power to vote: (i) for the election Trustees; (ii) for the removal of Trustees; (iii) with respect to any contract as to which shareholder approval is required by the 1940 Act; (iv) with respect to certain amendments of the declaration of trust; (v) to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Quaker Trust or its shareholders; (iv) with respect to such additional matters relating to the Quaker Trust as may be required by law, its declaration of trust, its by-laws, or any regulation of the Quaker Trust by the SEC or any state, or as the Trustees may consider desirable.

Neither Fund is required to hold an annual shareholder meeting.  A special meeting of the Acquired Fund may be called by its Board or upon the written request of shareholders owning at least 10% of the shares entitled to vote; a special meeting of the Surviving Fund may be called by its Board of Trustees or upon the written request of shareholders of a series or class holding in the aggregate not less than 10% of the outstanding shares of such series or class.  If a shareholder meeting is held, the Funds have substantially similar notice, quorum, and voting requirements.  Both Funds typically require a majority vote of the shares present to decide any questions related to a particular matter, except a plurality shall elect a trustee.

ADDITIONAL INFORMATION ABOUT THE
SURVIVING FUND AND THE ACQUIRED FUND

Comparison of Fundamental Investment Policies
The fundamental investment restrictions of the Acquired Fund and the Surviving Fund are substantially similar.  Unlike the Acquired Fund, however, the Surviving Fund has not adopted a fundamental investment restriction with respect to diversification.  To assist in comparing the similarities and differences in the Funds’ fundamental investment restrictions, the following table describes in detail the fundamental investment restrictions for each Fund:

Fundamental Investment Restrictions
	Acquired Fund	Quaker Fund
Borrowing
The Fund may not issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales in accordance with its objective and strategies.

The Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

Senior Securities
The Fund may not issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales in accordance with its objective and strategies.

The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Underwriting	The Fund may not act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio).
The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

Real Estate
The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate).

The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

Commodities
The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities.

The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

Loans
The Fund may not make loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements).

The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

Concentration
The Fund may not invest more than 25% of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than U.S. Government securities)

The Fund will not invest more than 25% of its total assets in a particular industry. The Fund will not invest 25% or more of its total assets in any investment company that concentrates in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

Diversification
With respect to 50% of its total assets, the Fund may not invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer.  (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities or securities of other investment companies.).
Although the Fund is non-diversified, it has not adopted this status as a fundamental investment restriction.

Performance Information
The Quaker Fund will not commence investment operations until the closing of the Reorganization, and therefore does not have any performance information to disclose.  It is expected that as a result of the Reorganization, the Quaker Fund will succeed to the performance and financial history of the Acquired Fund.  Management’s discussion of fund performance for the Acquired Fund’s last fiscal year, which is included in the Acquired Fund’s Annual Report to Shareholders dated August 31, 2009, is attached as Appendix B.

*           *           *

More information about the Acquired Fund and the Quaker Fund is included in: (i) the Acquired Fund’s Prospectus dated December 29, 2009 (as it may be amended), which is incorporated by reference herein and considered a part of this Proxy Statement/Prospectus; (ii) the Statement of Additional Information dated December 29, 2009 (as it may be amended) relating to the Acquired Fund’s Prospectus (iii) the Quaker Fund’s Prospectus dated August 27, 2010, which accompanies this Proxy Statement/Prospectus and is incorporated by reference and considered a part of this Proxy Statement/Prospectus; (iv) the Statement of Additional Information dated August 27, 2010 relating to the Quaker Fund’s Prospectus; and (v) the Statement of Additional Information dated August 30, 2010 relating to this Proxy Statement/Prospectus, which is incorporated by reference herein.

You may request free copies of the Acquired Fund’s Prospectus or Statement of Additional (including any supplements) by calling 1-877-257-6748 or by writing via U.S. mail to the Akros Absolute Return Fund, c/o U.S. Bancorp Fund Services, LLC (“U.S. Bancorp Fund Services”), P.O. Box 701, Milwaukee, WI 53201-0701.  You may request free copies of the Quaker Fund’s Statement of Additional Information or the Statement of Additional Information relating to this Proxy Statement/Prospectus, by calling (800) 220-8888, or by writing to Quaker Trust, c/o U.S. Bancorp Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701.

This Proxy Statement/Prospectus, which constitutes part of a Registration Statement filed by the Quaker Trust with the SEC under the Securities Act of 1933, as amended, omits certain information contained in such Registration Statement.  Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Surviving Fund and the shares offered.  Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each Fund also files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act.  These materials can be inspected and copied at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington, D.C. 20549.  Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

ADDITIONAL INFORMATION

Investment Adviser.  Akros Capital, LLC, located at 230 Park Avenue, Suite 453, New York, NY, is the investment adviser for the Acquired Fund.  For its services to the Acquired Fund, Akros Capital, LLC is entitled to a fee of 1.00% of the Fund’s average daily net assets,

The Quaker Fund’s investment manager is Quaker Funds, Inc., located at 309 Technology Drive, Malvern, PA 19355.  Quaker Funds, Inc. manages the Quaker Fund and, for its services, Quaker Funds, Inc. is entitled to a fee of 1.25% of the Fund’s average daily net assets.

Principal Underwriter.  Quasar Distributors, LLC (“Quasar”), located at 615 E. Michigan St., Milwaukee, WI 53202, serves as the distributor for both Funds.  As the distributor, it has agreed to use reasonable efforts to distribute the shares of both Funds.  Quasar is not obligated to sell any certain number of shares of the Funds, and does not receive any fee or other compensation from the Funds under their respective distribution agreements other than the Rule 12b-1 fees received in connection with the sale of shares of the Acquired Fund and sales of shares of the Class A and Class C Shares of the Quaker Fund.  Quasar is a wholly owned subsidiary of U.S. Bancorp and is affiliated with U.S. Bancorp Fund Services, which is the transfer agent for both Funds.

Fund Administration and Transfer Agency Services.  U.S. Bancorp Fund Services serves as the Acquired Fund’s transfer, dividend paying, and shareholder servicing agent, and performs fund accounting and administration services for the Acquired Fund.  For all services provided under the fund accounting and administration services agreement, the Acquired Fund pays U.S. Bancorp Fund Services a fee computed daily and paid monthly of a percentage of the Acquired Fund’s net assets.

Brown Brothers Harriman & Co. (“BBH”), 40 Water Street, Boston, MA 02109, serves as the Quaker Fund’s fund accountant and administrator.  For its services, the Quaker Trust pays BBH an annual fee, paid monthly based on the aggregate average net assets, as determined by valuations made as of the close of business at the end of the month.  The Quaker Fund is charged its pro rata share of such expenses.  U.S. Bancorp Fund Services serves as the Quaker Fund’s transfer, dividend paying, and shareholder servicing agent.

Custodians.  U.S. Bank, N.A. 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212 is custodian of the Acquired Fund’s investments.  For the custodial services, it receives a fee, paid monthly, based on the average net assets of the Acquired Fund, as determined by valuations made as of the close of business day of the month.

BBH serves as the custodian for the Quaker Fund’s assets.  For its services, BBH is paid a fee based on the NAV of the Fund and is reimbursed by the Trust for its disbursements, certain expenses and charges based on an out-of-pocket schedule agreed upon by BBH and the Quaker Trust from time to time.

Independent Registered Public Accounting Firm.  Deloitte & Touche LLP located at 555 East Wells Street, Milwaukee, WI 53202, serves as the independent registered public accounting firm to the Acquired Fund.

PricewaterhouseCoopers LLP, located at 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm to the Quaker Fund.

FINANCIAL HIGHLIGHTS

The Acquired Fund’s annual financial statements for the fiscal year ended August 31, 2009 have been audited by Deloitte & Touche LLP, independent public registered accounting firm, to the extent indicated in their reports thereon, and have been incorporated by reference into the Statement of Additional Information to this Proxy Statement/Prospectus in reliance upon such reports given upon the authority of such firm as an expert in accounting and auditing.  A free copy of the Annual Report is available upon request as described on the first page of this Proxy Statement/Prospectus.

Because the Quaker Fund had not commenced operations as of the date of this Proxy Statement/Prospectus, there are no financial statements or financial highlights available for this Fund.

GENERAL INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board to be used at the Special Meeting.  This Proxy Statement/Prospectus, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Acquired Fund on or about August 31, 2010.  Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting.  If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon.  Voting will also be permitted via telephone and internet. Unmarked but properly executed proxy cards will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised: (i) by filing a written notice of revocation with the Trust; (ii) by returning a duly executed proxy with a later date before the time of the Special Meeting, (iii) if a shareholder has executed a proxy but is present at the Special Meeting and wishes to vote in person, by notifying TPM (without complying with any formalities) at any time before it is voted; or (iv) by revocation using any electronic, telephonic, computerized or other alternative means authorized by the Trustees for authorizing the proxy to act.  Being present at the meeting alone does not revoke a previously executed and returned proxy.  Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Agreement and Plan of Reorganization and the Reorganization contemplated thereby.

Solicitation of Votes
This proxy solicitation is being made by the Board of the Acquired Fund for use at the Special Meeting.  The Manager and Akros Capital will bear the cost of this proxy solicitation.  In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts.  The Acquired Fund will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record.  The Acquired Fund may reimburse broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.  In addition to solicitations by mail, officers and employees of the Acquired Fund and Akros Capital, without extra pay, may conduct additional solicitations by telephone, telecopy, and personal interviews.  The Acquired Fund has engaged Okapi Partners to solicit proxies from brokers, banks, other institutional holders and individual shareholders at a cost not expected to exceed of $6,000, including out of pocket expenses, which will be borne as described below.  Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes.  As the Special Meeting date approaches, certain shareholders of the Acquired Fund may receive a telephone call from a representative of Okapi Partners if their votes have not yet been received.

Quorum
Only shareholders of record on the Record Date are entitled to notice of and to vote at the Special

Meeting.  With regard to the Acquired Fund, 33 1/3% of its shares of stock outstanding and entitled to vote, present in person or represented by proxy, constitute a quorum at the Special Meeting.

Vote Required
Provided that a quorum is present, the Plan must be approved by a majority vote, meaning the affirmative vote of the lesser of: (1) more than 50% of the outstanding voting securities of the Acquired Fund; or (2) 67% or more of the voting securities of the Acquired Fund present at the Special Meeting if the holders of more than 50% of the Acquired Fund’s outstanding voting securities are present or represented by proxy.

Effect of Abstentions and Broker “Non-Votes”
For purposes of determining the presence of a quorum for transacting business at the Special Meeting, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted.  For this reason, abstentions and broker non-votes will assist the Funds in obtaining a quorum, but both have the practical effect of a “no” vote for purposes of obtaining the requisite vote for approval of the subject proposals.

Adjournments
If a quorum is not present in person or by proxy at the time the Special Meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date.  If a quorum is present but there are not sufficient votes in favor of the Plan, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies concerning the Plan.  Any adjournment will require the affirmative vote of a majority of a Fund’s shares present at the session of the Special Meeting to be adjourned.  If an adjournment of the Special Meeting is proposed because there are not sufficient votes in favor of the Plan, the persons named as proxies will vote those proxies favoring the Plan in favor of adjournment, and will vote those proxies against the Plan against adjournment.

Record Date and Outstanding Shares
Only shareholders of record of the Acquired Fund at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting and at any postponement or adjournment thereof.  At the close of business on the Record Date, the Acquired Fund had 1,086,265.830 shares outstanding and entitled to vote.

PRINCIPAL SHAREHOLDERS

As of the Record Date, the officers and Trustees of the Acquired Fund as a group did not own or control any shares of the Acquired Fund.  As of the Record Date, the following shareholders owned, of record, or to the knowledge of the Acquired Fund, beneficially, 5% or more of the outstanding shares of the Acquired Fund.

Name and Address of Record or Beneficial Owner	Percentage of Acquired Fund
Charles Schwab & Co., Inc. F/B/O its Customers 101 Montgomery Street San Francisco, CA 94104	31.76%

Ameritrade Inc. F/B/O its Customers PO Box 2226 Omaha, NE 68103	18.08%
NFS LLC PO Box 831575 Dallas, TX 75283	16.61%
Michelle Lipp 230 Park Avenue, Suite 453 New York, NY 10169	5.89%
Brady Lipp 230 Park Avenue, Suite 453 New York, NY 10169	5.46%

The percentage of the Quaker Fund that would be owned by the above named shareholders upon consummation of the Reorganization is expected to be the same.

CONTROL PERSONS

Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund may be presumed to “control” the Fund.  As a result, those persons or organizations could have the ability to vote a majority of the shares of the subject Fund on any matter requiring the approval of the shareholders of the Fund.  As of the Record Date, no record owner with the power to vote and no beneficial owner of the Acquired Fund held or owned more than 25% of the Acquired Fund’s shares.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”), made as of this [__] day of August [_], 2010, by and between Quaker Investment Trust (the “Acquiring Trust”), a business trust created under the laws of the Commonwealth of Massachusetts, with its principal place of business at 309 Technology Drive, Malvern, PA 19355, on behalf of its series, the Quaker Akros Absolute Strategies Fund (“Acquiring Fund”) and the Trust for Professional Managers (“TPM”), a trust created under the laws of the State of Delaware, with its principal place of business at 615 East Michigan Street Milwaukee, Wisconsin 53202, on behalf of its series, the Akros Absolute Return Fund (“Acquired Fund”).  (The Acquiring Trust, on behalf of the Acquiring Fund, and TPM, on behalf of the Acquired Fund, are hereinafter collectively referred to as the “parties”).  Quaker Funds, Inc., a Pennsylvania corporation, and Akros Capital, LLC, a [________________] limited liability company, join this Agreement solely for the purposes of Section 10.

PLAN OF REORGANIZATION

The reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”) will consist of: (i) the acquisition by the Acquiring Trust on behalf of the Acquiring Fund of all of the property, assets and goodwill of the Acquired Fund in exchange solely for shares of beneficial interest, $0.01 par value per share, of the Acquiring Fund; (ii) the assumption by the Acquiring Trust on behalf of the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the distribution of the Acquiring Fund’s shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iv) the dissolution of the Acquired Fund as soon as practicable after the closing (as referenced in Section 3 hereof and hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Agreement hereinafter set forth.  The Acquiring Fund will be a shell series, without assets or liabilities, created for the purpose of acquiring the assets and liabilities (as defined in Section 1 below) of the Acquired Fund.

AGREEMENT

In order to consummate the Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	Sale and Transfer of Assets and Liabilities, Liquidation and Dissolution of the Acquired Fund

(a)           Upon satisfaction of the conditions precedent described in Section 9 hereof, TPM will convey, transfer and deliver to the Acquiring Trust on behalf of the Acquiring Fund, at the Closing, all of the then-existing assets of the Acquired Fund (the “Assets”).  In consideration thereof, the Acquiring Trust agrees at the Closing (i) that the Acquiring Fund shall assume and pay when due all obligations and liabilities of the Acquired Fund existing on or after the Effective Date of the Reorganization (as defined in Section 3 hereof), whether absolute, accrued, contingent or otherwise (but not including fees and expenses in connection with this Agreement to be paid by persons as provided in Section 10 hereof) (collectively, the “Liabilities”); and (ii) that the Acquiring Trust shall deliver to TPM, in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, with $0.01 par value per share, of the Acquiring Fund equal in number to the number of full and fractional shares of beneficial interest, with a par value of $0.001 per share, of the Acquired Fund outstanding at the time of calculation of the Acquired Fund’s net asset value (“NAV”) as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock

Exchange, Inc. (“NYSE”)) (“Close of Business”) on the valuation date (as defined in Section 3 hereof and hereinafter called the “Valuation Date”), which shall be the business day immediately preceding the Effective Date of the Reorganization.  The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).  The Acquiring Trust shall distribute to the Acquired Fund’s shareholders the shares of the Acquiring Fund in accordance with this Agreement and the resolutions of the Board of Trustees of the Acquiring Trust (the “Board of Trustees”) authorizing the transactions contemplated by this Agreement.

(b)           In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the Acquiring Trust will establish an open account of the Acquiring Fund for each shareholder of the Acquired Fund and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, with $0.01 par value per share, of the Acquiring Fund equal to the number of full and fractional shares of beneficial interest which such shareholder holds in the Acquired Fund at the time of calculation of the Acquired Fund’s NAV on the business day immediately preceding the Effective Date of the Reorganization.  Fractional shares of the Acquired Fund are, and fractional shares of the Acquiring Fund will be, carried to the third decimal place.  At the time of calculation of the Acquired Fund’s NAV on the Valuation Date, the NAV per share of the shares of the Acquiring Fund shall be deemed to be the same as the NAV per share of the shares of the Acquired Fund.  On the Effective Date of the Reorganization, each certificate, if any, representing shares of the Acquired Fund will be deemed to represent the same number of shares of the Acquiring Fund.  Simultaneously with the crediting of the shares of the Acquiring Fund to the shareholders of record of the Acquired Fund, the shares of the Acquired Fund held by such shareholders shall be cancelled.

(c)           Certificates representing shares of beneficial interest of the Acquiring Fund will not be issued to shareholders of the Acquired Fund irrespective of whether such shareholders hold their shares in certificated form.  Upon request, each shareholder of the Acquired Fund will have the right to deliver the shareholder’s share certificates of the Acquired Fund, if any, to the Acquiring Trust in exchange for book entries establishing the shareholder’s ownership of shares of the Acquiring Fund equal to the number of shares of the Acquired Fund owned by such shareholder; provided that, a shareholder need not deliver such share certificates to the Acquiring Trust unless the shareholder so desires and shall irrespective of any delivery of such share certificates receive ownership of shares of the Acquiring Fund equal to the number of shares of the Acquired Fund owned by such shareholder.  As soon as practicable following the Closing, TPM shall dissolve the Acquired Fund.

2.	Valuation

(a)           The NAV of the Acquired Fund shall be computed as of Close of Business on the Valuation Date using the valuation procedures set forth in TPM’s currently effective prospectus and statement of additional information with respect to the Acquired Fund.

(b)           The NAV of a share of beneficial interest of the Acquired Fund shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the valuation procedures as set forth in TPM’s currently effective prospectus and statement of additional information with respect to the Acquired Fund.

3.	Closing and Valuation Date

(a)           The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets of the Acquired Fund to the Acquiring Trust on behalf of the Acquiring Fund in exchange for the assumption and payment, when due, by the Acquiring Fund of the Liabilities of the Acquired Fund; and (ii) the issuance and delivery of the Acquiring Fund’s shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions.  Subject to receipt of all necessary regulatory approvals and the final shareholder approval of this Agreement, the Closing shall occur on [_______], 2010 or such other date as the officers of the parties may mutually agree, and shall be effective on the next business day following the Valuation Date (“Effective Date of the Reorganization”).  The Closing shall take place at the principal office of the Acquiring Trust, 309 Technology Drive, Malvern, PA 19355 at approximately 10:00 a.m. Eastern standard time on the Valuation Date.

(b)           Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Acquiring Trust or TPM, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading on the NYSE shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Acquired Fund is practicable in the judgment of the Acquiring Trust and TPM.

(c)           TPM shall provide, as of the Closing, for delivery of those Assets of the Acquired Fund to be transferred to the Custodian of the Acquiring Fund.  Also, TPM shall deliver at the Closing a list (which may be in electronic form) of names and addresses of the shareholders of record of the shares of beneficial interest of the Acquired Fund, and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates, if any, and which by book-entry accounts, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice-President to the best of their knowledge and belief.

(d)           The Acquiring Trust shall issue and deliver a certificate or certificates evidencing the shares of beneficial interest of the Acquiring Fund to be delivered at the Closing to said transfer agent registered in such manner as TPM may request, or provide evidence satisfactory to TPM in such manner as TPM may request that such shares of beneficial interest of the Acquiring Fund have been registered in an open account of the Acquiring Fund on the books of the Acquiring Trust.

4.	Representations and Warranties by TPM

TPM represents and warrants to the Acquiring Trust that:

(a)           TPM is a trust created under the laws of the State of Delaware on May 29, 2001 and is validly existing and in good standing under the laws of that State.  TPM, of which the Acquired Fund is a series, is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company.  Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of the shares of the Acquired Fund issued and outstanding have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital.

(b)           TPM is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share of the Acquired Fund.  Each outstanding share of the Acquired Fund is validly issued, fully paid, non-assessable, has full voting rights, and, except for any such shares sold pursuant to the private offering exemption for purposes of raising initial capital, is freely transferable.

(c)           The financial statements appearing in the Acquired Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2009, audited by Deloitte & Touche LLP, copies of which have been delivered to the Acquiring Trust, and the unaudited financial statements for the Acquired Fund for the most recent month ended prior to the Closing, copies of which will have been furnished to the Acquiring Trust, fairly present, or will fairly present, the financial position of the Acquired Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis (with the exception, in the case of the unaudited financial statements, of the omission of footnotes).

(d)           The books and records of TPM, as they relate to the Acquired Fund, and the Acquired Fund, including FIN 48 workpapers and supporting statements, made available to the Acquiring Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquired Fund.

(e)           The statement of assets and liabilities of the Acquired Fund to be furnished by TPM as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the NAV of the Acquired Fund and each of the outstanding shares of beneficial interest of the Acquired Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(f)           At the Closing, TPM will, on behalf of the Acquired Fund, have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (e) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(g)           TPM has the necessary power and authority to conduct its business and the business of the Acquired Fund as such businesses are now being conducted.

(h)           TPM is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.

(i)           TPM, on its own behalf and on behalf of the Acquired Fund, has full power and authority to enter into and perform its obligations under this Agreement, subject to approval of the Agreement and the Reorganization by the Board of Trustees of TPM and, with respect to the Acquired Fund, by the shareholders of the Acquired Fund.  Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Agreement has been validly authorized, executed and delivered by TPM, on its own behalf and on behalf of the Acquired Fund, and this Agreement constitutes the legal, valid and binding obligation of TPM and the Acquired Fund, enforceable against it in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles.

(j)           Neither TPM nor the Acquired Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(k)           Neither TPM nor the Acquired Fund has any unamortized or unpaid organizational fees or expenses.

(l)           TPM has elected to treat the Acquired Fund as a regulated investment company

(“RIC”) for federal income tax purposes under Part I of Subchapter M of the Code, the Acquired Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, has not had any earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply, and the consummation of the transactions contemplated by the Agreement will not cause the Acquired Fund to fail to be qualified as a RIC as of the Closing.

5.           Representations and Warranties by the Acquiring Trust

The Acquiring Trust represents and warrants to TPM that:

(a)           The Acquiring Trust is a business trust created under the laws of the Commonwealth of Massachusetts on October 24, 1990 and is validly existing and in good standing under the laws of that Commonwealth.  The Acquiring Trust, of which the Acquiring Fund is a series, is duly registered under the 1940 Act as an open-end, management investment company.  Such registration is in full force and effect as of the date hereof or will be in full force and effect as of the Closing.

(b)           The Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest, with $0.01 par value, of the Acquiring Fund. Each outstanding share of the Acquiring Fund, if any, is fully paid, non-assessable and has full voting rights and, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, is freely transferable.  The shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued, fully paid, non-assessable and freely transferable and have full voting rights.

(c)           At the Closing, shares of beneficial interest of the Acquiring Fund to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are currently eligible for offering to the public, and there will be an unlimited number of shares of the Acquiring Fund registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Agreement to be consummated.

(d)           The Acquiring Trust has or will have at the time of Closing the necessary power and authority to conduct its business and the business of the Acquiring Fund as such businesses are then being conducted by TPM and the Acquired Fund.

(e)           The Acquiring Trust is not a party to or obligated under any provision of its Amended Agreement and Declaration of Trust, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.

(f)           The Acquiring Trust, on its own behalf and on behalf of the Acquiring Fund, has, or will have at the time of Closing, full power and authority to enter into and perform its obligations under this Agreement.  The execution, delivery and performance of this Agreement have been validly authorized, executed and delivered by the Acquiring Trust, on its own behalf and on behalf of the Acquiring Fund, and this Agreement constitutes the legal, valid and binding obligation enforceable against the Acquiring Trust, on its own behalf and on behalf of the Acquiring Fund, in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

(g)           Neither the Acquiring Trust nor the Acquiring Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(h)           The Acquiring Fund is, and will be at the time of Closing, a shell series formed solely for the purpose of effecting the Reorganization, without assets or liabilities, and created for the purpose of acquiring the Assets and Liabilities of the Acquired Fund.

(j)           The Acquiring Trust has elected, or intends to elect, to treat the Acquiring Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, the Acquiring Fund will be a “fund” as defined in Section 851(g)(2) of the Code, has not had any earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply, and the consummation of the transactions contemplated by the Agreement will not cause the Acquiring Fund to fail to be qualified as a RIC from and after the Closing.

6.	Representations and Warranties by TPM and the Acquiring Trust

TPM and the Acquiring Trust each represents and warrants to the other, with respect to itself and each of the Acquired Fund or Acquiring Fund, respectively, that:

(a)           Except as discussed in its currently effective prospectus as of the Closing, there are no legal, administrative or other proceedings or investigations against it, or, to its knowledge, threatened against it, that would materially affect its financial condition or its ability to consummate the transactions contemplated by this Agreement.  It is not charged with or, to its knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(b)           There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

(c)           It has duly and timely filed, on behalf of the Acquired Fund or the Acquiring Fund, as appropriate, all Tax (as defined below) returns and reports (including, but not limited to, information returns), that are required to be filed by the Acquired Fund or Acquiring Fund, and all such returns and reports accurately state the amount of Tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by the Acquired Fund or Acquiring Fund.  On behalf of the Acquired Fund and Acquiring Fund, as appropriate, it has paid or made provision and properly accounted for all Taxes (as defined below) due or properly shown to be due on such returns and reports.  The amounts set up as provisions for Taxes in the books and records of the Acquired Fund or Acquiring Fund, as appropriate, as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by the Acquired Fund or Acquiring Fund, as appropriate, for any periods or fiscal years prior to and including the Close of Business on the Valuation Date, including, but not limited to, all Taxes imposed before or after the Close of Business on the Valuation Date that are attributable to any such period or fiscal year.  To its knowledge, no return filed by it, on behalf of the Acquired Fund or Acquiring Fund, as appropriate, is currently being audited by the Internal Revenue Service or by any state or local taxing authority.  As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. To its knowledge, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Acquired Fund or Acquiring Fund, as appropriate.

(d)           All information provided to TPM by the Acquiring Trust, and by TPM to the Acquiring Trust, for inclusion in, or transmittal with, an Proxy Statement/Prospectus on Form N-14 with respect to this Agreement does not contain any untrue statement of a material fact, or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(e)           Except in the case of TPM with respect to the approval of the this Agreement and the Reorganization by the required vote of the Acquired Fund’s shareholders of the Agreement, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities laws or applicable state laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

7.	Covenants of TPM

(a)           TPM covenants to operate the business of the Acquired Fund as currently conducted between the date hereof and the Closing.

(b)           TPM undertakes that TPM and the Acquired Fund will not acquire the shares of beneficial interest of the Acquiring Fund for the purpose of making distributions thereof other than to the applicable Acquired Fund’s shareholders.

(c)           TPM covenants that by the time of the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

(d)           TPM will at the Closing provide the Acquiring Trust with:

(i)           A statement of the respective tax basis of all investments to be transferred by the Acquired Fund to the Acquiring Fund;

(ii)           A copy (which may be in electronic form) of the shareholder ledger accounts of the Acquired Fund, including, without limitation,

(A) the name, address and taxpayer identification number of each shareholder of record,

(B) the number of shares of beneficial interest held by each shareholder,

(C) the dividend reinvestment elections applicable to each shareholder, and

(D) the backup withholding and nonresident alien withholding certifications, notices or records on file with the Acquired Fund with respect to each shareholder,

for all of the shareholders of record of the Acquired Fund’s shares as of the Close of Business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Agreement, certified by its transfer agent or its President or its Vice-President to the best of their knowledge and belief; and

(iii)           All FIN 48 workpapers and supporting statements pertaining to TPM, insofar as they related to the Acquired Fund, and Acquired Fund.

(e)           The Board of Trustees of TPM shall take all actions reasonably necessary to obtain the approval from the Acquired Fund’s shareholders of the transactions contemplated therein.  The Board of Trustees of TPM shall cause to be prepared, filed with the United States Securities and Exchange Commission (the “Commission”), and mailed to each shareholder of record of the Acquired Fund, an Proxy Statement/Prospectus on Form N-14 that complies in all material respects with the applicable provisions of the 1940 Act and the 1934 Act, and the respective rules and regulations thereunder.

(f)           TPM shall supply to the Acquiring Trust, at the Closing, the statement of the assets and liabilities described in Section 4(e) of this Agreement in conformity with the requirements described in such Section.  In addition, TPM shall supply a schedule of portfolio investments as of the Valuation Date.  The schedule of portfolio investments will present fairly the portfolio investments of the Acquired Fund as of the Valuation Date in conformity with generally accepted accounting principles applied on a consistent basis.  The statement of assets and liabilities and schedule of portfolio investments shall be certified by the treasurer of TPM as, to the best of his or her knowledge, as being in conformity with generally accepted accounting principles applied on a consistent basis.

8.           Covenants of the Acquiring Trust

(a)           The Acquiring Trust covenants that the shares of beneficial interest of the Acquiring Fund to be issued and delivered to the Acquired Fund pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

(b)           The Acquiring Trust covenants (i) to establish and organize the Acquiring Fund so that it may conduct its business in substantially the same manner as the business of the Acquired Fund is currently conducted between the date hereof and the Closing or (ii) to the extent that the Acquiring Fund will not be managed in substantially the same manner as the Acquired Fund, to seek the approval of shareholders of the Acquired Fund for any changes that are proposed for the Acquiring Fund only if such changes require approval under the 1940 Act.

(c)           The Acquiring Trust covenants that by the Closing, the federal and other Tax returns and reports required by law to be filed by it and the Acquiring Fund, if any, on or before such date shall have been filed and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

(d)           The Acquiring Trust will file with the Commission an Proxy Statement/Prospectus on Form N-14 under the 1933 Act (“Registration Statement”), relating to the shares of beneficial interest of the Acquiring Fund issuable hereunder, and will use its best efforts to provide that such Registration Statement becomes effective as promptly as practicable.  At the time such Registration Statement becomes effective, it (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  At the time the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders’ approve the Agreement and Reorganization, and at the Closing, the prospectus and statement of additional information included in the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e)           The Acquiring Trust covenants that (i) the front-end sales load of 5.50%, which is normally assessed at the time of purchase of the Surviving Fund’s Class A shares (the “Front-end Sales Load”), will be waived for the Acquired Fund shareholders who receive Class A Shares of the Surviving Fund in connection with the Reorganization; and (ii) the Front-End Sales Load will not be charged for future purchases of Class A shares of the Surviving Fund made by shareholders of the Acquired Fund.

9.	Conditions Precedent to be Fulfilled by TPM and the Acquiring Trust

The respective obligations of TPM and the Acquiring Trust to effectuate this Agreement and the Reorganization hereunder shall be subject to the following respective conditions:

(a)           That (i) all the representations and warranties of the other party contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by this Agreement to be performed by it at or prior to the Closing; and (iii) the other party shall have delivered to such party a certificate to the foregoing effect signed by the President or Vice-President and by the Secretary or equivalent officer of the party.

(b)           That each party shall have delivered to the other party a copy of the resolutions approving this Agreement adopted by the Board of Trustees of the party delivering the copy, and certified by the Secretary or equivalent officer of the party delivering the copy.

(c)           That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of either party or would prohibit the transactions contemplated hereby.

(d)           That this Agreement, the Reorganization and the transactions contemplated hereby for the Acquired Fund shall have been approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)           That, unless the Acquired Fund has been advised by the Acquiring Fund that the Acquiring Fund will deliver an opinion of counsel that the Reorganization qualifies as a “reorganization” under Section 368(a)(1)(F) of the Code, the Acquired Fund shall have declared on or prior to the Valuation Date and paid before the Closing Date a dividend or dividends with a record and ex-dividend date on or prior to such Valuation Date, which, together with all previous such dividends, shall have the effect of distributing to its shareholders (A) all of Acquired Fund’s investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended prior to the

Closing Date and substantially all of such investment company taxable income for the short taxable year beginning on the first day of its current taxable year and ending on the Closing Date and (B) all of Acquired Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such short taxable year (in each case after reduction for any capital loss carryover).

(f)           That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a material adverse effect, or the risk thereof, on the assets and properties of the Acquired Fund and/or Acquiring Fund.

(g)           That prior to or at the Closing, TPM and the Acquiring Trust, on behalf of the Acquiring Fund, shall each receive an opinion from Stradley Ronon Stevens & Young, LLP (“Stradley”) to the effect that, provided the acquisition contemplated hereby is carried out in accordance with the applicable laws of the Commonwealth of Massachusetts and the State of Delaware, the terms of this Agreement and in accordance with customary representations provided by the Acquiring Trust and TPM in certificates delivered to Stradley:

(i)           The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund, as provided for in the Agreement, in exchange for the Acquiring Fund shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Acquired Fund, will qualify as a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(ii)           No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to, and assumption of its liabilities by, the Acquiring Fund in exchange solely for the Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code;

(iii)           No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Acquired Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund pursuant to Section 1032(a) of the Code;

(iv)           No gain or loss will be recognized by the Acquired Fund upon the distribution of the Acquiring Fund shares by the Acquired Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code;

(v)           The tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the tax basis of these assets in the hands of the Acquired Fund immediately prior to the exchange pursuant to Section 362(b) of the Code;

(vi)           The holding periods of the assets of the Acquired Fund received by the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund pursuant to Section 1223(2) of the Code;

(vii)           No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their Acquired Fund shares solely for shares (including fractional shares to which they may be entitled) of the Acquiring Fund, pursuant to Section 354(a) of the Code;

(viii)           The aggregate tax basis of the Acquiring Fund shares to be received by each shareholder of the Acquired Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code;

(ix)           The holding period of the Acquiring Fund shares received by a shareholder of the Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund shares surrendered in exchange therefor, provided that the shareholder held the Acquired Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code; and

(x)           For purposes of Section 381 of the Code, either: (i) the Acquiring Fund will succeed to and take into account as of the date of the transfer, as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”), the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Income Tax Regulations thereunder; or (ii) the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”), the items of Acquired Fund described in Section 381(c) of the Code as if there had been no Reorganization.

Such opinion shall contain such limitations as shall be in the opinion of Stradley Ronon appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 9(g).

(h)           That the Acquiring Trust shall have received an opinion in form and substance reasonably satisfactory to it from [_________________], counsel to TPM, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles:

(i)           TPM was formed as a trust under the laws of the State of Delaware on May 29, 2001, and is validly existing and in good standing under the laws of the State of Delaware;

(ii)           TPM is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $0.001 per share, of TPM and of the Acquired Fund; and assuming that the initial shares of beneficial interest of the Acquired Fund were issued in accordance with the 1940 Act and the Agreement and Declaration of Trust and By-Laws of TPM, and that all other outstanding shares of the Acquired Fund were issued, sold and paid for in accordance with the terms of the Acquired Fund’s prospectus in effect at the time of such sales, each such outstanding share is validly issued, fully paid, non-assessable and has full voting rights and, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, is freely transferable;

(iii)           TPM is an open-end management investment company registered as such under the 1940 Act;

(iv)           Except as disclosed in the Acquired Fund’s currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against TPM, the unfavorable outcome of which would materially and adversely affect TPM or the Acquired Fund;

(v)           To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by TPM of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under state securities laws;

(vi)           Neither the execution, delivery nor performance of this Agreement by TPM violates any provision of its Amended and Restated Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which TPM is a party or by which TPM is otherwise bound; and

(vii)           This Agreement has been validly authorized, executed and delivered by TPM and represents the legal, valid and binding obligation of TPM and is enforceable against TPM in accordance with its terms.

In giving the opinions set forth above, [________________] may state that it is relying on certificates of the officers of TPM with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of TPM.

(i)           That TPM shall have received an opinion in form and substance reasonably satisfactory to it from Stradley, counsel to the Acquiring Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles:

(i)           The Acquiring Trust was formed as a business trust under the laws of the Commonwealth of Massachusetts on October 24, 1990, and is validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

(ii)           The Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest, with $0.01 par value per share, of the Acquiring Trust and of the Acquiring Fund.  Assuming that the initial shares of beneficial interest of the Acquiring Fund were issued in accordance with the 1940 Act and the Acquiring Trust’s Agreement and Declaration of Trust and By-Laws, and that all other shares of the Acquiring Fund will be issued, sold and paid for in accordance with the terms of the Acquiring Fund’s prospectus in effect at the time of such sales, each such outstanding share will be validly issued, fully paid, non-assessable and will have full voting rights and, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, will be freely transferable;

(iii)           The Acquiring Trust is an open-end management investment company registered as such under the 1940 Act;

(iv)           Except as disclosed in the Acquiring Fund’s currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Acquiring Trust, the unfavorable outcome of which would materially and adversely affect the Acquiring Trust or the Acquiring Fund;

(v)           The shares of beneficial interest of the Acquiring Fund to be issued pursuant to the terms of Section 1 hereof have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid, will be non-assessable by the Acquiring Trust or the Acquiring Fund, and to such counsel’s knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof;

(vi)           To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Acquiring Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Massachusetts laws (including, in the case of each of the foregoing, the rules and regulations thereunder and such as may be required under state securities laws);

(vii)           Neither the execution, delivery nor performance of this Agreement by the Acquiring Trust violates any provision of its Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which the Acquiring Trust is a party or by which the Acquiring Trust is otherwise bound; and

(viii)           This Agreement has been validly authorized, executed and delivered by the Acquiring Trust and represents the legal, valid and binding obligation of the Acquiring Trust and is enforceable against the Acquiring Trust in accordance with its terms.

In giving the opinions set forth above, Stradley may state that it is relying on certificates of the officers of the Acquiring Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Trust.

(j)           That the Acquiring Trust’s Registration Statement with respect to the shares of beneficial interest of the Acquiring Fund to be delivered to the Acquired Fund’s shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(k)           That the shares of beneficial interest of the Acquiring Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by the Acquiring Trust with the securities commission or agency of each state or other jurisdiction of the United States with which such eligibility is required in order to permit the shares lawfully to be delivered to the shareholders of the Acquired Fund.

(l)           That at the Closing, TPM, on behalf of the Acquired Fund, transfers to the Acquiring Fund aggregate Assets of the Acquired Fund comprising at least 90% in fair market value of the total net assets of the Acquired Fund and 70% in fair market value of the total gross assets recorded on the books of the Acquired Fund at the Close of Business on the Valuation Date.

(m)           That, with respect to the Proxy Statement/Prospectus on Form N-14, prior to the filing of the Proxy Statement/Prospectus on Form N-14 and, with respect to the Acquiring Fund’s prospectus and statement of additional information, prior to the effective date of the post-effective amendment to the Acquiring Trust’s Registration Statement filed to register shares of the Acquiring Fund, the fund administrator/accountant for TPM shall have provided to the Acquiring Trust’s fund administrator/accountant, to the satisfaction of the Acquiring Trust’s fund administrator/accountant, all the documents and data necessary to confirm the accuracy of the numerical information included in the Acquired Fund’s currently effective prospectus and statement of additional information, which such numerical information will be included in the Proxy Statement/Prospectus on Form N-14 and the Acquiring Fund’s prospectus and statement of additional information in connection with the Reorganization, in order to ensure that such numerical information is materially complete.

10.	Fees and Expenses

The expenses relating to the proposed Reorganization will be borne by Quaker Funds, Inc. and Akros Capital, LLC.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	Termination; Waiver; Order

(a)           Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing as follows:

(1)           by mutual consent of TPM and the Acquiring Trust;

(2)           by the Acquiring Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the Acquiring Trust; or

(3)           by TPM if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by TPM.

(b)           If the transactions contemplated by this Agreement have not been consummated by [_________], 2010, this Agreement shall automatically terminate on that date, unless a later date is agreed to in writing by both TPM and the Acquiring Trust.

(c)           In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either TPM or the Acquiring Trust or persons who are their trustees, officers, agents or shareholders in respect of this Agreement.

(d)           At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either TPM or the Acquiring Trust, respectively (whichever is entitled to the benefit thereof).  Such waiver shall be in writing and authorized by an officer of the waiving party.  The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision.  No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

(e)           The respective representations, warranties and covenants contained in Sections 4-8 hereof shall expire with, and be terminated by, the consummation of the Reorganization, and neither TPM nor the Acquiring Trust, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing.  This provision shall not protect any officer, trustee, agent or shareholder of TPM or the Acquiring Trust against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

(f)           If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of TPM or the Board of Trustees of the Acquiring Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund, unless such further vote is required by applicable law or by mutual consent of the parties.

12.           Liability of the Acquiring Trust and TPM

(a)      Each party acknowledges and agrees that all obligations of the Acquiring Trust under this Agreement are binding only with respect to the Acquiring Fund; that any liability of the Acquiring Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; that no other series of the Acquiring Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither TPM nor the Acquired Fund shall seek satisfaction of any such obligation or liability from the shareholders of the Acquiring Trust, the trustees, officers, employees or agents of the Acquiring Trust, or any of them.

(b)      Each party acknowledges and agrees that all obligations of TPM under this Agreement are binding only with respect to the Acquired Fund; that any liability of TPM under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund; that no other series of TPM shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither the Acquiring Trust nor the Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of TPM, the trustees, officers, employees or agents of TPM, or any of them.

13.           Cooperation and Exchange of Information

The Acquiring Trust and TPM will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any tax position.  Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing.

14.	Entire Agreement and Amendments

This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for.  This Agreement may be amended only by mutual consent of the parties in writing.  Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

15.	Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

16.           Notices

Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the following addresses:

TPM:

U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave.
Milwaukee, WI 53202
Attn: Rachel A. Spearo

To the Acquiring Trust:

Quaker Investment Trust
309 Technology Drive
Malvern, PA 19355
Attn: Timothy Richards

With a copy (which shall not constitute notice) to:

Stradley Ronon Stevens & Young, LLP
2005 Market Street, 26th Floor
Philadelphia, PA 19103
Attn: Jonathan M. Kopcsik

17.           Governing Law

This Agreement shall be governed by and carried out in accordance with the laws of the State of Massachusetts without regard to its principles of conflicts of laws.

18.           Effect of Facsimile Signature

A facsimile signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

19.           Publicity

Any announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

20.           Confidentiality

(a) The parties will hold, and will cause their board members, officers, employees, representatives, agents and affiliated persons to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other party, all confidential information obtained from the other party in connection with the transactions contemplated by this Agreement, except such information may be disclosed:  (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b) In the event of a termination of this Agreement, the parties  agree that they, along with their board members, employees, representative agents and affiliated persons, shall, and shall cause their affiliates to, except with the prior written consent of the other party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

21.           Headings

The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, TPM and the Acquiring Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.

The Trust for Professional Managers, on behalf of the Acquired Fund

By:

Name:

Title:

Quaker Investment Trust, on behalf of the Acquiring Fund

By:

Name:

Title:

Solely for purposes of Section 10
Akros Capital, LLC

By:

Name:

Title:

Solely for purposes of Section 10

Quaker Funds, Inc.

By:

Name:

Title:

APPENDIX B

Akros Absolute Return Fund
Letter to Shareholders as of August 31, 2009

Dear Shareholders:

We’re pleased to present this Annual Report for the Akros Absolute Return Fund.

Investment Objective and Principal Investment Strategies
The Akros Absolute Return Fund (AARFX) began on September 30, 2005. The Fund’s investment objective is long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions. Absolute-return strategies seek positive returns regardless of market conditions. The Akros Absolute Return Fund invests in securities that offer strategic opportunities to employ absolute-return strategies utilizing a variety of publicly and non-publicly traded securities, including companies of any size. The Fund has the flexibility to invest in a range of asset classes and security types. In addition to taking long positions in securities judged to be undervalued, the Fund also takes short positions in securities judged to be overvalued.  Long positions benefit from a rise in the underlying security and short positions benefit from a fall in the underlying security, and vice versa.

Total Returns Through August 31, 2009
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-257-6748 (877-AKROS 4 U). The Fund imposes a redemption fee of 1.00% on shares held for less than 60 days. The performance data quoted does not reflect the redemption fee. If reflected, the total returns would be reduced.

The Akros Absolute Return Fund’s Net Expense Ratio is 1.99%. The Gross Expense Ratio, as stated in the December 29, 2008 Prospectus, is 8.98%.*

For the period from inception on September 30, 2005 through August 31, 2009, the Akros Absolute Return Fund’s average annual total return was 3.48%. Over the same time period, average annual total returns were -2.56% for the S&P 500 Index, 3.13% for the Citigroup 3-Month U.S. Treasury Bill Index, 1.33% for the Lipper Flexible Portfolio Funds Average, and -0.49% for the Lipper Long/Short Equity Funds Average. In general, stocks posted declines for the full 12 months ending August 31, 2009, while the Akros Absolute Return Fund held up well during this difficult market environment. For these 12 months, the Fund rose 5.30%. Over the same time period, the S&P 500 Index declined 18.25%, the Citigroup 3-Month U.S. Treasury Bill Index returned 0.51%, the Lipper Flexible Portfolio Funds Average fell 7.52%, and the Lipper Long/Short Equity Funds Average dropped 16.69%. When confined to the six months ended August 31, 2009, the situation in the overall stock market was much more favorable. The Akros Absolute Return Fund rose 17.84%. Over the same time period, the S&P 500 Index increased 40.52%, the Citigroup 3-Month U.S. Treasury Bill Index returned 0.09%, the Lipper Flexible Portfolio Funds Average advanced 24.86%, and the Lipper Long/Short Equity Funds Average moved up 23.74%. * The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses for the Fund (exclusive of dividends on short positions and acquired fund fees and expenses) do not exceed 1.99% of the Fund’s average net assets through August 31, 2010 and indefinitely thereafter.  All of these figures represent total returns (i.e., with dividends reinvested), and only the since-inception figures are annualized.

Commentary on Recent Investment Conditions
Although the full 12 months ended August 31, 2009 still showed signs of one of the worst bear markets on record, conditions have improved dramatically in recent months. It’s important to remember, however, that sharp rebounds after massive declines in stocks are very common. And we don’t believe that stocks have entered a new secular (long-term) bull market. Instead, we believe that overall stock valuations are again relatively expensive and that the recent rally is just a cyclical (short-term) upward correction within the context of an ongoing secular bear market.

We’re proud that the Akros Absolute Return Fund’s limited exposure to stocks allowed it to hold up so well during the gut-wrenching losses in the market. And as stocks generally reached what we considered to be reasonable valuations, we increased our stock exposure to a maximum of about 70% so the Fund could participate somewhat in the rebound. Now that overall stock valuations are again more expensive than we’d prefer, we’ve dramatically cut the Fund’s exposure as we expect the market to eventually resume its descent – perhaps to levels below the bottom reached in March of this year.

It’s impossible for anyone to consistently time the market perfectly, which is why we scale in and out of positions when the probabilities sway to one side or the other based on sentiment, monetary conditions, fundamentals and technical factors. Although our macroeconomic viewpoint plays a very important role in portfolio construction, our investment process is driven by fundamental analysis of individual securities, industries and asset classes. Quite simply, we’re value-conscious investors, which means that we select companies selling at cheap prices relative to the present value of the free cash flow expected to be generated by the companies over their lifetimes.

Currently, we’re closely monitoring long-term interest rates and the value of the U.S. dollar relative to other major currencies. To the extent that these factors stay within reasonable ranges, there will probably be some select opportunities for us in the equity markets. In the near term, we likely will continue to own some stocks that we believe are reasonably valued and will offset these long stock positions with short positions in stocks that we think are vulnerable in the current environment. We’ll probably maintain our use of exchange-traded funds and futures contracts as hedges for broad market risk. The volatility of the Akros Absolute Return Fund has become quite muted recently, and the Fund’s overall performance has been excellent. Our main focus in the current risky environment is to prevent a significant drawdown, while participating moderately on the upside.

Recession and the Challenges for a Jobless Recovery
Despite the rebound in the stock market, the economy is just now emerging from a recession. It should come as no surprise to anyone that this most recent recession has been accompanied by increasing unemployment. What makes this downturn unique is that jobs and workers’ hours have been cut much faster than the rate at which the economy has been contracting. While the consequent surge in productivity has been good for corporate earnings, the longer-term implications are far less encouraging. In fact, the dynamics behind these productivity gains suggest continued weakness in the job market for years to come.

During the second quarter of 2009, the index of aggregate weekly private-sector hours worked declined at an annual rate of 8.3%, far surpassing the 1.0% rate of GDP contraction reported recently. In the first quarter, while the economy shrank at a 6.4% annual rate, hours worked fell at an even-faster 9.2% pace. Overall, the weekly hours-worked index has fallen 8.2% from its peak of 107.8 in December 2007 to 99.0 in June 2009. As labor input has plunged in comparison to economic output, the result has been positive productivity growth in five of the six quarters since the recession began.

Companies ordinarily seek to retain their employees during recessions while waiting for business to improve.  The result is a characteristic drop in productivity as output declines faster than labor input.

However, that is not what happened this time. Instead, firms have aggressively downsized in order to conserve cash and position themselves for a potentially extended period of difficult business conditions. Moreover, the methods by which this downsizing has been achieved also differ from previous recessions and do not bode well for future job growth.

One difference is that employers have been more inclined to lay off workers permanently rather than temporarily. Since the beginning of the recession, the fraction of workers on temporary layoffs has fallen from 12.7% of total unemployment in December 2007 to 11.9% in June 2009. In a typical recession there instead would have been a significant increase. For example, during the recession of 1981 to 1982 the share of unemployed workers on temporary layoffs rose from 16.1% to 20.7%. With fewer workers now waiting to be called back to jobs when the economy improves, the unemployed on average will be searching for work longer.

In June the mean duration of unemployment for those who are jobless rose to 24½ weeks, which was the longest since the series began in 1948. Unfortunately, the longer a person remains unemployed, the less employable he or she generally becomes. Job skills deteriorate and grow outdated over time. While we believe the recession ended this past summer, the self-perpetuating nature of long-term joblessness will continue to exert upward pressure on the unemployment rate for at least the next several years, creating a much slower-than-normal recovery.

Markets cheered when the Bureau of Labor Statistics reported that nonfarm payroll employment declined by “only” 216,000 in August. A closer look reveals a less-encouraging picture than that single figure suggests.  High debt levels and questionable employment prospects continue to weigh on financially stressed households as they deleverage amid economic uncertainty. Meanwhile, home foreclosures are hovering near record highs and are likely to remain a significant drag on economic growth. The August headline number of 216,000 jobs lost was from the Establishment Survey. However, that survey also included downward revisions in nonfarm payrolls of 49,000 for July and 20,000 for June. Even more discouraging were details contained within the Household Survey, which reported a much-larger loss of 392,000 jobs. The decline in the aggregate weekly hours-worked index (as described above) captures most of these effects.

One factor contributing to falling aggregate hours worked is the growing army of people working part-time against their wishes. Their numbers swelled by 278,000 in August to a record 9.1 million – up from 4.7 million when the recession began in December 2007. As a fraction of the labor force, those working part-time against their wishes have increased from 3% of total in December 2007 to almost 6% of total in August 2009. A full 75% of these workers report their hours were cut back because of slack work conditions, as opposed to those who could only find part-time work to begin with. This is up from 68% of all involuntary part-timers when the recession began. Elevated levels of involuntary part-time workers will allow employers to increase the hours of existing employees rather than expand their workforces when the economy rebounds. That process, together with large numbers of long-term unemployed, will tend to keep unemployment rates high long after economic recovery is underway.

The main point is that the number of workers actually earning wages and salaries in nonagricultural occupations plummeted by 654,000 in August. This was the sharpest decline in five months, which was surprising given that the economy is supposed to be growing. All in all, the unemployment rate rose to 9.7% in August as the number of unemployed Americans increased by 466,000 to 14.9 million. Unfortunately, the majority of them (8.1 million or 53.9% of the unemployed) have suffered permanent job loss – an increase of 220,000 from July.  Only 11.4% of the unemployed are on temporary layoffs. The remaining 34.7% consist of job leavers, reentrants and new entrants into the work force.

When considering the prospects for recovery, two things should be kept in mind. First, this past recession began with weakness in the housing market that gradually escalated into a full-blown financial crisis. Second, housing prices are highly dependent upon people having jobs. So, to the extent that any potential recovery in the economy must include rebounds in both housing and jobs, the notion of a jobless recovery is an oxymoron. If the recovery is all about jobs, the picture appears rather bleak.

Consumers Are Struggling and Deleveraging Continues
It’s also important to remember that consumer spending typically accounts for about 70% of GDP. The weak labor market continues to restrain consumer spending and vice-versa. Ordinarily, a surge in consumer borrowing would break that dynamic. However, the current deleveraging cycle is preventing the credit expansion necessary for lasting recovery to occur. Persistent and uncharacteristic weakness in retail sales and consumer credit confirm that the consumer is in no position to lead a sustainable economic recovery. Escalating bankruptcies and foreclosures underscore the precarious financial condition of many U.S. households and imply an extended period of difficulty for both the consumer and the economy. July’s retail-sales report showed a 0.1% drop from the previous month. The decline would have been worse had it not been for a 2.4% uptick in motor-vehicle sales, which received a boost from the government’s Cash for Clunkers program.

Despite this temporary improvement, auto sales are not going to propel consumer spending anytime soon. There already are too many cars on the streets. The ratio of vehicles to licensed drivers is near historical highs, and roughly one-quarter of households already have three or more cars. Accordingly, July motor-vehicle sales were down 8.0% from a year earlier. Auto sales now have fallen well below replacement as extra cars gradually are taken out of service in an ongoing adjustment that should continue for at least another five to seven years. For the time being, the government-rebate program has borrowed sales from future periods and moved them into the present at taxpayer expense.

Excluding motor vehicles and parts, retail sales fell 0.6% in July. The decline from year-ago levels was 8.5% (vs. 8.3% when vehicles and parts are included). The recent year-over-year drops are the first such declines in this series since it began in 1992. In general, year-over-year declines in retail sales have been rare since the late 1960s, even during recessions. The difference this time is household deleveraging, which will continue to constrain consumer spending for years after the recession technically has ended.

A portion of the recent retail-sales declines are attributable to fluctuations in gasoline prices. These effects can be eliminated by looking at core retail sales, which excludes not only motor vehicles and parts, but also gasoline and building products. By this measure, July retail sales were down 0.2% from the previous month and down 3.4% from the previous year. Core retail sales now have fallen for five consecutive months. The annual rate of decline during that period was a steep 4.0%. Until there’s a broad-based increase in demand for goods, any rebound in employment is likely to be weak.

The Federal Reserve reported that consumer credit contracted again in July as households continued to scale back borrowing and pay off debt. The monthly decline of 0.86% was the largest since June 1975 and the sixth monthly decline in a row, marking the longest such stretch since consumer borrowing fell for seven consecutive months in 1991. Moreover, July’s 4.2% year-over-year drop was the sharpest such pullback in consumer borrowing since June 1944. At that time much of Europe was under Nazi occupation, and the outcome of World War II was still uncertain. Confidence subsequently was restored and consumer borrowing skyrocketed, but achieving that outcome required the largest amphibious military operation in history. Whether the Fed and the administration can pull off a similarly impressive feat this time around is doubtful. Consumer credit typically expands rapidly following a recession as consumer spending picks up. However, that is unlikely to happen this time because consumer credit remains near all-time highs as a percent of disposable personal income.  Instead, any acceleration in spending will be dampened as households continue to pay down credit cards and cut other debt.

Consumer bankruptcy filings jumped 8.7% in July to 126,434 – the most for a single month since bankruptcy reform took effect in October 2005. Year over year, bankruptcies are up 34.3%. Additionally, RealtyTrac reported that home foreclosures remain near record highs. While August foreclosures were down 0.47% from July, the 358,471 filings still represented an 18% increase from year-ago levels. The foreclosure report came one day after the Treasury conceded millions of additional foreclosures are on the way despite a slew of mortgage-modification programs. Suffice it to say that deleveraging and foreclosures will remain important economic themes in the coming months and years.

For those who care to remember, it was a spike in foreclosures two years ago that ultimately led to the downturns in spending and credit described above. Now those effects are feeding back into additional foreclosures. While this process is not necessarily destined to spiral out of control, it must be recognized that rising bankruptcies and foreclosures are both a cause and a consequence of the current economic malaise.

Banking System Poses Risks, While Money and Credit Contract
The FDIC’s dwindling insurance fund finally has become too serious an issue to ignore. The fund is now insolvent, as soaring loan defaults have claimed 95 banks so far this year. Unfortunately, the banking system’s problems are far from over. “Credit quality declined sharply” over the past year according to an interagency report released recently. The Shared National Credits (SNC) Program 2009 Review covers all institutional loans of at least $20 million that are shared by three or more supervised institutions. The report identified $642 billion in so-called “criticized” assets, which it rated in increasing order of severity as “special mention,” “substandard,” “doubtful,” and “loss.” The $642 billion in criticized assets for 2009 represent 22.3% of the SNC portfolio. And the $53.3 billion in losses exceed the combined losses of the previous eight SNC reviews and nearly triple the previous high of $19.1 billion in 2002. If there’s a silver lining to be found in the report, it’s that U.S. banks directly held only 30.2% of the assets rated substandard or worse. Nonbanks such as securitization pools, hedge funds, insurance companies and pension funds held 47.0%, while foreign banks held the remaining 22.8%.

The report blamed the deterioration in credit quality on “weak economic conditions affecting most industries and weak credit underwriting standards leading up to 2008.” Of course, it was those “weak credit underwriting standards” (more appropriately, “reckless lending”) that created the debt bubble whose implosion was responsible for the “weak economic conditions” in the first place. The report’s authors (FDIC, Fed, Office of the Comptroller of the Currency, and Office of Thrift Supervision) do not mention why they allowed that to happen.  For example, even during the peak- through post-bubble years of 2005 through 2007, the agencies identified only about 5% of SNC assets as criticized. Clearly, “regulatory dysfunction” is an important component of the financial system’s problems.

In yet another reminder that declining credit quality is an across-the-board phenomenon, Moody’s reported that the U.S. credit-card charge-off rate rose to a record high in August. The Moody’s charge-off index, which measures credit-card loans banks do not expect to be repaid, rose to 11.49% from 10.52% in July. Even early stage delinquencies rose, ending a trend of four consecutive months of improvement.

The current wave of defaults, bankruptcies and foreclosures along with rising unemployment have made banks reluctant to lend to all but the most-qualified borrowers. U.S. bank loans fell at a 14.6% annual rate to $6.886 trillion in August from $7.147 trillion in May. While some of the decrease was attributable to write-downs, most of it is runoff as borrowers pay back loans faster than the banks are making them. For banks receiving TARP money, the annual rate of decline was 10.1% through July as outstanding loans fell to $4.2414 trillion from $4.3517 trillion in April.

In a credit-based economy, credit and money are one and the same. Accordingly, the monetary aggregates have been contracting along with credit. The upshot is that the Federal Reserve’s loose monetary policy is not putting money into the real economy where it’s needed for economic growth. Instead, banks are hoarding cash to cover future losses on the piles of rotting assets clogging their books. To make it less painful for banks to hoard cash, the Fed began paying interest on both excess reserves and required reserves last October.  Now the FDIC is eyeing that stockpile as a potential way out of its own insolvency.

The plan is for the FDIC to effectively borrow from banks. The fact that this option is even on the table reveals how deeply rooted the industry’s problems have become. For one thing, it would provide banks with yet another profitable technique for sequestering money outside the private sector. Moreover, allowing banks to effectively control the purse strings of their regulator would only tend to exacerbate that already-dysfunctional relationship.

Current Outlook and Strategy
The dour economic considerations described above appear to be of little worry to stock investors for the time being. But we believe the risks remain high. The S&P 500 Index has blasted off from its 200-day moving average into a rocket-ship rise. This rally could go further to the upside, but we’re on the lookout for indications of exhaustion that could lead to a decline. Regardless of which way the market breaks in the near term, the longer-term fundamentals are weak. Caution is called for at these levels, as we believe the secular bear market that began in March 2000 remains in force.

Our strategy for the foreseeable future will be to actively trade many of the Fund’s holdings, even those that we like on a long-term basis. Early in 2009, we saw incredible dislocations in the prices of securities because many investors became overwhelmed with fear. More recently, investors increasingly have been influenced by greed. If this fear/greed cycle continues as we expect, an active trading strategy – with an emphasis on price targets rather than emotions – should be effective. We still believe the systemic risks in the global financial system are as significant as they’ve ever been since the Great Depression. Keeping this in mind, investors need to be cautious. And to the extent that they venture into the stock market, we believe they should stick with solid companies that have good balance sheets, have competitive positions in their markets, and sell at reasonable valuations.

As described above, we continue to keep a vigilant eye on long-term interest rates and the value of the U.S. dollar. Assuming no major warning signs in these two factors, we’re likely to hold a portion of the Akros Absolute Return Fund in long stock positions. There are also segments of the market that we believe have become particularly overvalued, and we’ve begun to sell short some individual stocks once again. It’s been a difficult environment in which to short individual stocks because many poor-quality stocks have had the biggest moves up as a result of targeted short squeezes and a general reversion to the mean from the March market bottom. To the extent that these conditions linger for a while, we have to be very careful in shorting stocks. So we’re also using exchange-traded funds and futures contracts in our hedging efforts. And we’re quite active in selling covered call options against some of our larger-capitalization stocks.

As always, we’d like to thank you for your ongoing investment in the Akros Absolute Return Fund and for the confidence you’ve placed in us.

Sincerely,
/s/Brady T. Lipp
Portfolio Manager

Performance Information
The investment objective of the Fund is long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions. To achieve its objective, the Advisor will utilize both quantitative and qualitative techniques. The Fund’s allocation of portfolio assets at August 31, 2009 is shown below. Sector allocations are subject to change.

Allocation of Portfolio Assets – August 31, 2009 % of Net Assets

70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
Common Stocks 18.89%
Private Placements 6.65%
Warrants 0.13%
Corporate Bonds 4.09%
Short-Term Investments 67.09%
Futures Contracts Purchased 5.77%
Futures Contracts Sold (10.04)%

Average Annual Returns as of August 31, 2009

					Lipper
				Lipper	Long/
	Akros		Citigroup	Flexible	Short
	Absolute		3-Month	Portfolio	Equity
	Return	S&P	U.S. Treasury	Funds	Funds
	Fund	500 Index	Bill Index	Average	Average
One Year	5.30%	(18.25)%	0.51%	(7.52)%	(16.69)%
Three Year	4.20%	(5.78)%	2.77%	(0.52)%	(4.17)%
Average Annual Since Inception (9/30/05)	3.48%	(2.56)%	3.13%	1.33%	(0.49)%

Performance data quoted in the table above and the line graph below represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-257-6748 (877-AKROS 4 U). The Fund imposes a 1% redemption fee on shares held less than 60 days. Performance shown does not reflect the redemption fee. Had the fee been shown, performance would be lower.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown on the table assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart below illustrates performance of a hypothetical investment made in the Fund and benchmark indices on inception date. The chart does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index that measures the performance of U.S. Treasury Bills with a maturity of three months and excludes commercial paper that may be purchased by accounts invested in this strategy.

The Lipper Flexible Portfolio Funds Average represents the average total returns of all of the funds that as of the end of the period were in the indicated category, as defined by Lipper, Inc.

The Lipper Long/Short Equity Funds Average represents the average total returns of all of the funds that as of the end of the period were in the indicated category, as defined by Lipper, Inc.

You cannot invest directly in an index.

Growth of $10,000 Investment

*Inception Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs.  Savings which can help minimize fund expenses.

It saves Time!  Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy!  Just follow these simple steps:

1.  Read your Combined Prospectus/Proxy Statement and have it at hand.

2.  Call toll-free __________ or go to website: __________

3.  Follow the recorded or on-screen directions.

4.  Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY                                 TRUST FOR PROFESSIONAL MANAGERS                              PROXY
AKROS ABSOLUTE RETURN FUND
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 24, 2010

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES.

The undersigned, revoking previous proxies, hereby appoint(s) Thomas Kirchner, attorney, with full power of substitution, to vote all shares of the Fund of Pennsylvania Avenue Funds (the “Fund”), as indicated above, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Central time, on September 24, 2010 at the offices of the Akros Fund’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, and at any adjournment thereof.  All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, the by that one.  This proxy shall be voted on the proposals described in the Combined Prospectus/Proxy Statement as specified on the reverse side

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Combined Prospectus/Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET:  __________

VOTE VIA THE TELEPHONE:  __________

Note: Please date and sign exactly as the name appears on this proxy card.  When shares are held by joint tenants, at least one holder should sign.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate.  Corporate and partnership proxies should be signed by an authorized person.

______________________________________________
Signature(s) (Title(s), if applicable)

                           2010
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the
Special Shareholder Meeting to Be Held on September 24, 2010.
The Proxy Statement for this meeting is available at:  __________

Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE “FOR” APPROVAL
OF THE PROPOSAL.

PLEASE MARK VOTES AS IN THIS EXAMPLE:  [X]

1.
To approve or disapprove the Agreement and Plan of Reorganization, providing for: (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Akros Absolute Return Fund, in exchange for shares of beneficial interest of the Quaker Akros Absolute Strategies Fund; and (ii) the subsequent liquidation of the Akros Absolute Return Fund; and;

FOR       AGAINST       ABSTAIN
[  ]          [  ]          [  ]

2.	In its discretion, the attorneys are authorized to vote on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

FOR       AGAINST       ABSTAIN
[  ]          [  ]          [  ]

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE

Quaker® Investment Trust

309 Technology Drive
Malvern, Pennsylvania 19355
(800) 220-8888

STATEMENT OF ADDITIONAL INFORMATION

Acquisition of the Assets and Liabilities of:

AKROS ABSOLUTE RETURN FUND
a series of Trust for Professional Managers
615 East Michigan Street
Milwaukee, Wisconsin 53202

By and in exchange for Shares of

QUAKER AKROS ABSOLUTE STRATEGIES FUND
a series of Quaker Investment Trust
309 Technology Drive
Malvern, Pennsylvania 19355

August 30, 2010

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated August 30, 2010 relating specifically to the reorganization of the Akros Absolute Return Fund into the Quaker Akros Absolute Strategies Fund (the “Prospectus”).  Copies of the Prospectus may be obtained at no charge by calling the Trust at (800) 220-8888.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.  The reorganization will occur in accordance with the terms of the Agreement and Plan of Reorganization.

GENERAL INFORMATION

This SAI and the Prospectus are related to the acquisition of all of the assets of the Akros Absolute Return Fund (the “Acquired Fund”), a series of the Trust for Professional Managers, by the Quaker Akros Absolute Strategies Fund (the “Surviving Fund”), a series of Quaker Investment Trust, and the assumption by the Surviving Fund of the liabilities of the Acquired Fund.  Such assets are proposed to be exchanged for shares of the Surviving Fund having an aggregate value equal to the net asset value of the Acquired Fund’s shares on the Closing Date.  On the Closing Date, the Acquired Fund will distribute the Surviving Fund shares to each of its shareholders in an amount equal in value to the shareholder’s Acquired Fund shares as of the last business day prior to the Closing Date in complete liquidation of the Acquired Fund (collectively, the “Reorganization”).

INCORPORATION BY REFERENCE

This SAI incorporates by reference the following documents:

1.      Statement of Additional Information dated December 29, 2009 with respect to the Acquired Fund (previously filed on EDGAR, Accession No. 0000894189-09-004360).

2.      The audited financial statements and related report of the independent public accounting firm included in the Acquired Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2009 (previously filed on EDGAR, Accession No. 0000898531-09-000412).

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial information has not been prepared for the reorganization of the Acquired Fund into the Surviving Fund because the Acquired Fund will be reorganized into the Surviving Fund, which is a newly organized series of Quaker Investment Trust with no assets and liabilities that will commence investment operations upon completion of the Reorganization and continue the operations of the Acquired Fund.